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                                                                   EXHIBIT 10.10

                                  OFFICE LEASE

         THIS LEASE made as of the 27th day of December, 1996, between 260 Franklin Street Associates Trust, a Massachusetts Business Trust ("Landlord") and Corechange LLC, a Delaware limited liability company whose address is 304 Vassar Street, Cambridge, MA 02139 ("Tenant").

                                   WITNESSETH:

                                   ARTICLE 1

                                PREMISES AND TERM

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space known as Suite 1890 ("Premises") described or shown on Exhibit A attached hereto, in the building known as the 260 Franklin Street ("Building") located at 260 Franklin Street, Boston, MA 02110 ("Property", as further described in Article 25), subject to the provisions herein contained. The term ("Term") of this Lease shall commence on the 1st day of March, 1997 ("Commencement Date"), and end on the 28th day of February, 2002 ("Expiration Date"), unless sooner terminated as provided herein. The Commencement Date and Expiration Date shall be subject to adjustment as provided in Article 4. Landlord and Tenant agree that for purposes of this Lease the rentable area of the Premises is 5,879 square feet and the rentable area of the Property is 348,901 square feet.

                                    ARTICLE 2

                                    BASE RENT

         Tenant shall pay Landlord monthly Base Rent of Fourteen Thousand Nine Hundred and, Forty-Two Dollars and 46/100 ($14,942.46), in advance on or before the first day of each calendar month during the Term, provided, however, no Base Rent shall be due with respect to the fifteen (15) days after the Commencement Date, but Base Rent for any partial month after the Commencement Date for which Rent is payable shall be paid on the first day of the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day if a calendar month, then the Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month.

                                    ARTICLE 3

                                 ADDITIONAL RENT

         (A) TAXES. Tenant shall pay Landlord an amount equal to Tenant's Prorata Share of Taxes in excess of the amount of Taxes paid by Landlord during the fiscal year 1997 ("Base Tax Year"). The terms "Taxes" and "Tenant's Prorata Share" shall have the meanings specified therefor in Article 25.


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         (B) OPERATING EXPENSES. Tenant shall pay Landlord an amount equal to
Tenant's Prorata Share of Operating Expenses in excess of the amount of Operating Expenses paid by Landlord during the calendar year 1997 ("Base Expense Year"). The terms "Operating Expenses" and "Tenant's Prorata Share" shall have the meanings specified therefor in Article 25.

         (C) Intentionally Omitted.

         (D) MANNER OF PAYMENT. Taxes and Operating Expenses shall be paid in the following manner:

             (i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

             (ii) Within 120 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, and such amounts for the Base Years, (b) any amount paid by Tenant towards Taxes and Operating Expenses during such calendar year on an estimated basis and (c) any revised estimate of Tenant's obligations for Taxes and Operating Expenses for the current calendar year.

             (iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within thirty (30) days after Landlord sends the Statement.

             (iv) If the Statement shows that Tenant's estimated payments exceeded Tenants actual obligations for Taxes and Operating Expenses, Tenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference, within thirty (30) days after Landlord sends the Statement.

             (v) Intentionally Omitted.

             (vi) So long as Tenant's obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes or Operating Expenses, Landlord may provide separate statements, at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Operating Expenses. In no event shall a decrease in Taxes or Operating Expenses below the Base Year amounts ever decrease the monthly Base Rent, or give rise to a credit in favor of Tenant.

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         (E) PRORATION. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses, for such calendar years, as well as the Base Year amounts, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365.

         (F) LANDLORD'S RECORDS. Landlord shall maintain records respecting Taxes and Operating Expenses and determine the same in accordance with sound accounting and management practices, consistently applied. Although this Lease contemplates the computation of Taxes and Operating Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments to ensure that each calendar year, including the Base Years, includes substantially the same recurring items. Landlord reserves the right to change to a full accrual system of accounting so long as the same is consistently applied and Tenant's obligations are not materially adversely affected. Tenant or its representative shall have the right to examine such records upon reasonable prior notice specifying such records Tenant desires to examine, during normal business hours at the place or places where such records are normally kept by sending such notice no later than forty-five (45) days following the furnishing of the Statement. Tenant may take exception to matters included in Taxes or Operating Expenses, or Landlord's computation of Tenant's Prorata Share of either, by sending notice specifying such exception and the reasons therefor to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Such Statement shall be considered final, except as to matters to which exception is taken after examination of Landlord's records in the foregoing manner and within the foregoing times. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such Statement, and accordingly agrees that time is of the essence of this Paragraph. If Tenant takes exception to any matter contained in the Statement as provided herein, Landlord shall refer the matter to an independent certified public accountant, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was overbilled by more than 2%. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Prorata Share of Taxes and Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.

         (G) RENT AND OTHER CHARGES. Base Rent, Taxes, Operating Expenses, CPI Escalation Amounts, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered in connection herewith, are sometimes herein referred to collectively as "Rent," and all remedies applicable to the nonpayment of Rent shall be applicable thereto. Rent shall be paid at any office maintained by Landlord or its agent at the Property, or at such other place as Landlord may designate.


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                                    ARTICLE 4

                              COMMENCEMENT OF TERM

         The Commencement Date set forth in Article 1 shall be delayed and Rent shall be abated to the extent that Landlord fails: (i) to substantially complete any improvements to the Premises required to be performed by Landlord under any separate agreement signed by both parties, or (ii) to deliver possession of the Premises for any other reason, including but not limited to holding over by prior occupants, except to the extent that Tenant, its contractors, agents or employees in any way contribute to either such failures. If Landlord so fails for a thirty (30) day initial grace period, Tenant shall have the right to terminate this Lease by written notice to Landlord any time thereafter up until Landlord substantially completes any such improvements and delivers the Premises to Tenant. Any such delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom, and Tenant's sole recourse with respect thereto shall be the abatement of Rent and right to terminate this Lease described above. Upon any such termination, Landlord and Tenant shall be entirely relieved of their obligations hereunder, and any Security Deposit and Rent payments shall be returned to Tenant. If the Commencement Date is delayed, the Expiration Date shall not be similarly extended, unless Landlord shall so elect (in which case, the parties shall confirm the same in writing). During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent. Tenant shall be permitted to enter the Premises during the period of Landlord's construction after Landlord has given Tenant notice that Landlord's Work has been substantially completed or completed to the point at which Tenant's occupancy will not affect the completion of Landlord's Work and notwithstanding the fact that Tenant so enters the Premises or a portion thereof prior to the Commencement Date for the purpose of occupying the same, Rent shall not commence on such date. In the event Landlord's notice is given to Tenant after January 1, 1997, the Commencement Date shall be delayed and the Expiration Date shall be extended by the number of days between January 1, 1997 and the date on which such notice is given to Tenant.

                                   ARTICLE 5

                              CONDITION OF PREMISES

         Tenant has inspected the Premises, Property, Systems and Equipment (as defined in Article 25), or has had an opportunity to do so, and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except as expressly provided in any separate agreement that may be signed by the parties.

                                   ARTICLE 6

                                  USE AND RULES

         Tenant shall use the Premises for offices and no other purpose whatsoever, in compliance with all applicable Laws, and without disturbing or interfering with any other tenant or occupant


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of the Property. Tenant shall not use the Premises in any manner so as to cause a cancellation of Landlord's Insurance policies, or an increase in the premiums thereunder. Tenant shall comply with all rules set forth in Rider One attached hereto (the "Rules"). Landlord shall have the right to reasonably amend such Rules and supplement the same with other reasonable Rules (not expressly inconsistent with this Lease) relating to the Property, or the promotion of safety, care, cleanliness or good order therein, and all such amendments or new Rules shall be binding upon Tenant after five (5) days notice thereof to Tenant. All Rules shall be applied on a non-discriminatory basis, but nothing herein shall be construed to give Tenant or any other Person (as defined in Article 25) any claim, demand or cause of action against Landlord arising out of the violation of such Rules by any other tenant, occupant, or visitor of the Property, or out of the enforcement or waiver of the Rules by Landlord in any particular instance.

                                    ARTICLE 7

                             SERVICES AND UTILITIES

         Landlord shall provide the following services and utilities (the cost of which shall be included in Operating Expenses unless otherwise stated herein or in any separate rider hereto):

         (A) Electricity for standard office lighting fixtures, and equipment and accessories customary for offices (up to 280 hours per month) where: (1) the connected electrical load of all of the same does not exceed an average of 4 watts per square foot of the Premises (or such lesser amount as may be available, based on the safe and lawful capacity of the existing electrical circuit(s) and facilities serving the Premises), (2) the electricity will be at nominal 120 volts, single phase (or 110 volts, depending on available service in the Building), and (3) the safe and lawful capacity of the existing electrical circuit(s) serving the Premises is not exceeded.

         (B) Heat and air-conditioning to provide a temperature required, in Landlord's reasonable opinion and in accordance with applicable Law, for occupancy of the Premises under normal business operations, from 8:00 a.m. until 6:00 p.m. Monday through Friday, except on Holidays (as defined in Article 25). Landlord shall not be responsible for inadequate air-conditioning or ventilation to the extent the same occurs because Tenant uses any item of equipment consuming more than 500 watts at rated capacity without providing adequate air-conditioning and ventilation therefor.

         (C) Water for drinking, lavatory and toilet purposes at those points of supply provided for nonexclusive general use of other tenants at the Property.

         (D) Customary office cleaning and trash removal service Monday through Friday or Sunday through Thursday in and about the Premises.

         (E) Operatorless passenger elevator service (if the Property has such equipment serving the Premises) and freight elevator service (if the Property has such equipment serving the Premises, and subject to scheduling by Landlord) in common with Landlord and other tenants and their contractors, agents and visitors.

         (F) Landlord shall seek to provide such extra utilities or services as Tenant may from time to time request, if the same are reasonable and feasible for Landlord to provide and do not


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involve modifications or additions to the Property or existing Systems and
Equipment (as defined in Article 25), and if Landlord shall receive Tenant's request within a reasonable period prior to the time such extra utilities or services are required. Landlord may comply with written or oral requests by any officer or employee of Tenant, unless Tenant shall notify Landlord of, or Landlord shall request, the names of authorized individuals (up to 3 for each floor on which the Premises are located) and procedures for written requests. Tenant shall, for such extra utilities or services, pay such charges as Landlord shall from time to time reasonably establish. All charges for such extra utilities or services shall be due at the same time as the installment of Base Rent with which the same are billed, or if billed separately, shall be due within twenty (20) days after such billing.

         Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Article (including a system for Landlord's engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord's reasonable charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment), and Landlord's reasonable charges for such amount of excess services or utilities used by Tenant.

         Landlord does not warrant that any services or utilities will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord's reasonable control. None of the same shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages. Notwithstanding the foregoing, if, due to the unavailability of a service or utility by reason other than casualty, Tenant can not operate its business from the Premises for ten
(10) business days, then Rent shall abate after such tenth business day until Tenant is able to operate its business from the Premises.

                                   ARTICLE 8

                              ALTERATIONS AND LIENS

         Tenant shall make no additions, changes, alterations or improvements (the "Work") to the Premises or the Systems and Equipment (as defined in Article
25) pertaining to the Premises without the prior written consent of Landlord. Landlord may impose reasonable requirements as a condition of such consent including without limitation the submission of plans and specifications for Landlord's prior written approval, obtaining necessary permits, posting bonds, obtaining insurance, prior approval of contractors, subcontractors and suppliers, prior receipt of copies of all contracts and subcontracts, contractor and subcontractor lien waivers, affidavits listing all contractors, subcontractors and suppliers, use of union labor (if Landlord uses union labor), affidavits from engineers acceptable to Landlord stating that the Work will not adversely


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affect the Systems and Equipment or the structure of the Property, and requirements as to the manner and times in which such Work shall be done. All Work shall be performed in a good and workmanlike manner and all materials used shall be of a quality comparable to or better than those in the Premises and Property and shall be in accordance with plans and specifications approved by Landlord, and Landlord may require that all such Work be performed under Landlord's supervision. In all cases, Tenant shall pay Landlord a reasonable fee to cover Landlord's overhead in reviewing Tenant's plans and specifications and performing any supervision of the Work. If Landlord consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Work.

         Tenant shall keep the Property and Premises free from any mechanic's, materialman's or similar liens or other such encumbrances in connection with any Work on or respecting the Premises not performed by or at the request of Landlord, and shall indemnify and hold Landlord harmless from and against any claims, liabilities, judgments, or costs (including attorneys' fees) arising out of the same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any Work on the Premises (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within thirty (30) days after written notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Property or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Property or Premises arising in connection with any Work on or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Property and Premises.

                                   ARTICLE 9

                                     REPAIRS

         Except for customary cleaning and trash removal provided by Landlord under Article 7, and damage covered under Article 10, Tenant shall keep the Premises in good and sanitary condition, working order and repair (including without limitation, carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements whether installed by Landlord or Tenant). In the event that any repairs, maintenance or replacements are required, Tenant shall promptly arrange for the same either through Landlord for such reasonable charges as Landlord may from time to time establish, or such contractors as Landlord generally uses at the Property or such other contractors as Landlord shall first approve in writing, and in a first class, workmanlike manner approved by Landlord in advance in writing. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs, maintenance and replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant promptly after request by Landlord. Tenant shall indemnify Landlord and pay for any


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repairs, maintenance and replacements to areas of the Property outside the
Premises, caused, in whole or in part, as a result of moving any furniture, fixtures, or other property to or from the Premises, or by Tenant or its employees, agents, contractors, or visitors (notwithstanding anything to the contrary contained in this Lease). Except as provided in the preceding sentence, or for damage covered under Article 10, Landlord shall keep the common areas of the Property in good and sanitary condition, working order and repair (the cost of which shall be included in Operating Expenses, as described in Article 25, except as limited therein).

                                   ARTICLE 10

                                 CASUALTY DAMAGE

         If the Premises or any common areas of the Property providing access thereto shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Holder (as defined in Article 25), any other modifications to the common areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment, or any alterations or improvements in excess of any work performed or paid for by Landlord under any separate agreement signed by the parties in connection herewith. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof. However, Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof. Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage (such termination notice to include a termination date providing at least ninety
(90) days for Tenant to vacate the Premises), if the Property shall be materially damaged by Tenant or its employees or agents, or if the Property shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and access thereto cannot reasonably be completed within 120 days after the casualty without the payment of overtime or other premiums, (b) more than 25% of the Premises is affected by the damage, and fewer than 24 months remain in the Term, or any material damage occurs to the Premises during the last, 12 months of the Term, (c) any Holder (as defined in Article 25) shall require that the insurance proceeds or any portions thereof be used to retire the Mortgage debt (or shall terminate the ground lease, as the case may be), or the damage is not fully covered by Landlord's insurance policies, or (d) the cost of the repairs, alterations, restoration or improvement work would exceed 25% of the replacement value of the Building, or the nature of such work would make termination of this Lease necessary or convenient. Tenant may elect to terminate this Lease by notifying Landlord in writing of such termination if the Property shall be damaged by fire or other casualty or cause such that repairs to the Premises and access thereto can not reasonably be completed within 120 days after the casualty or if in fact repairs to the Premises and access thereto are not in fact completed within 120 days after the casualty, provided Tenant makes such election within ten (10) days of notice from the Landlord of the estimated date of completion of such repairs (which notice Landlord shall give not later than sixty (60) days after the date of such casualty) or within ten (10) days after the end of such 120-day period if the Premises or such

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access have not then been restored, but Tenant's election to terminate shall not be effective in the event Landlord completes such repairs so that the Premises are usable for Tenant's purposes and reasonable access thereto is provided within thirty (30) days of Tenant's election to terminate. Tenant agrees that Landlord's obligation to restore, and the abatement of Rent provided herein, shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises or Property. Tenant acknowledges that this Article represents the entire agreement between the parties respecting damage to the Premises or Property.

                                   ARTICLE 11

                  INSURANCE, SUBROGATION, AND WAIVER OF CLAIMS

         Tenant shall maintain during the Term comprehensive (or commercial) general liability insurance, with limits of not less than $1,000,000 combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Tenant shall also maintain during the Term worker compensation insurance as required by statute, and primary, noncontributory, "all-risk" property damage insurance covering Tenant's personal property, business records, fixtures and equipment, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, business interruption, and other insurable risks in amounts not less than the full insurable replacement value of such property and full insurable value of such other interests of Tenant (subject to reasonable deductible amounts). Landlord shall, as part of Operating Expenses, maintain during the Term comprehensive (or commercial) general liability insurance, with limits of not less than $1,000,000 combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Landlord shall also, as part of Operating Expenses, maintain during the Term worker compensation insurance as required by statute, and primary, non-contributory, extended coverage or "all-risk" property damage insurance in an amount equal to at least ninety percent (90%) of the full insurable replacement value of the Property (exclusive of the costs of excavation, foundations and footings, and such risks required to be covered by Tenant's insurance, and subject to. reasonable deductible amounts), or such other amount necessary to prevent Landlord from being a co-insured, and such other coverage as Landlord shall deem appropriate or that may be required by any Holder (as defined in Article 25).

         Tenant shall provide Landlord with certificates evidencing such coverage (and, with respect to liability coverage, showing Landlord, Heitman Properties Ltd. and Heitman Properties of Massachusetts Ltd. as additional insureds) prior to the Commencement Date, which shall state that such insurance coverage may not be changed or cancelled without at least twenty (20) days' prior written notice to Landlord, and shall provide renewal certificates to Landlord at least twenty (20) days prior to expiration of such policies. Landlord may periodically, but not more often than every five years, require that Tenant reasonably increase the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. Any insurance policies hereunder may be "blanket policies." All insurance required hereunder shall be provided by responsible insurers and Tenant's insurer shall be reasonably acceptable to Landlord. By this Article, Landlord and

Tenant intend that their respective property loss risks shall be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefore

                                   ARTICLE 12

                                  CONDEMNATION

         If the whole or any material part of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than 180 days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any material part of the Premises is permanently taken, or if access to the Premises is permanently materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses (so long as such claim does not diminish the award available to Landlord or any Holder, and such claim is payable separately to Tenant). All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

                                   ARTICLE 13

                              RETURN OF POSSESSION

         At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall surrender possession of the Premises in the condition required under Article 9, ordinary wear and tear, fire and other casualty excepted, and shall surrender all keys, any key cards, and any parking stickers or cards, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises, and shall remove all trade fixtures and personal property. All improvements, fixtures and other items in or upon the Premises (except trade fixtures and personal property belonging to Tenant), whether installed by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. However, if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the foregoing items as are designated in such notice and restore the Premises to the condition prior to the installation of such items; provided, Landlord shall not require removal of customary office improvements installed pursuant to any separate agreement signed by both parties in connection with entering this Lease (except as expressly provided to the contrary therein), or installed by Tenant with Landlord's written approval (except as expressly required by Landlord in connection with granting such approval). If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant's right to possession, shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

                                   ARTICLE 14

                                  HOLDING OVER

         Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord 150% of the amount of Rent then applicable (or the highest amount permitted by Law, whichever shall be less) prorated on per them basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply, with all provisions of this Lease until Tenant vacates the Premises, and shall be subject to the provisions of
Article 13). Notwithstanding the foregoing to the contrary, at any time before or after expiration or earlier termination of the Lease. Landlord may serve notice advising Tenant of the amount of Rent and other terms required, should Tenant desire to enter a month-to-month tenancy (and if Tenant shall hold over more than one full calendar month after such notice, Tenant shall thereafter be deemed a month-to-month tenant, on the terms and provisions of this Lease then in effect, as modified by Landlord's notice, and except that Tenant shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto).

                                   ARTICLE 15

                                    NO WAIVER

         No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent or approval respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from any Person other than Tenant, including any Transferee, shall not constitute a waiver of Landlord's right to approve any transfer.

                                   ARTICLE 16

                         ATTORNEYS' FEES AND JURY TRIAL

         In the event of any litigation between the parties, the prevailing party shall be entitled to obtain, as part of the judgment, all reasonable attorneys' fees, costs and expenses incurred in connection with such litigation. except as may be limited by applicable Law. In the interest of obtaining a speedier and less costly hearing of any dispute, the parties hereby each irrevocably waive the right to trial by jury.

                                   ARTICLE 17

               PERSONAL PROPERTY TAXES, RENT TAXES AND OTHER TAXES

         Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises, and any Work to the Premises under Article 8. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay Landlord its share of such taxes, charges or other governmental impositions within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant's property. Tenant shall pay any rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease.

                                   ARTICLE 18

                              REASONABLE APPROVALS

         Whenever Landlord's approval or consent is expressly required under this Lease (including Article 21) or any other agreement between the parties, Landlord shall not unreasonably withhold or delay such approval or consent (reasonableness shall be a condition to Landlord's enforcement of such consent or approval requirement, and not a covenant), except for matters affecting the structure, safety or security of the Property, or the appearance of the Property from any common or public areas.

                                   ARTICLE 19

               SUBORDINATION, ATTORNMENT AND MORTGAGEE PROTECTION

         This Lease is subject and subordinate to all Mortgages (as defined in Article 25) now or hereafter placed upon the Property, and all other encumbrances and matters of public record applicable to the Property. If any foreclosure proceedings are initiated by any Holder or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Holder or any purchaser at foreclosure sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment (provided such Holder or purchaser shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant does not default and fail to cure within the time permitted hereunder). However, in the event of attornment, no Holder shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Holder becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Holder, or (iii) bound by any future modification of this Lease not consented to by such Holder. Any Holder (as defined in Article
25) may elect to make this Lease prior to the lien of its Mortgage, by written notice to Tenant, and it the Holder of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage. Tenant agrees to give any Holder by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the times permitted Landlord for cure under this Lease, any such Holder whose address has been provided to Tenant shall have an additional period of thirty
(30) days in which to cure (or such additional time as may be required due to causes beyond such Holder's control, including time to obtain possession of the Property by power of sale or judicial action). Tenant shall execute such documentation as Landlord may reasonably request from time to time, in order to confirm the matters set forth in this Article in recordable form.

                                   ARTICLE 20

                              ESTOPPEL CERTIFICATE

         Tenant shall from time to time, within twenty (20) days after written request from Landlord, execute, acknowledge and deliver a statement (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in force and effect, specifying the ground therefor) and any dates to which the Rent has been paid in advance, and the amount of any Security Deposit, (ii) acknowledging that there are not, to Tenants knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other matters as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Holders, insurance carriers, auditors, and prospective purchasers. Any such statement may be relied upon by any such parties. If Tenant shall fail to execute and return such statement within the time required herein, Tenant shall be deemed to have agreed with the matters set forth therein.

Landlord shall from time to time, within twenty (20) days after written request from Tenant, execute, acknowledge and deliver a statement (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in force and effect, specifying the ground therefor) and any dates to which the Rent has been paid in advance, and the amount of any Security Deposit, (ii) acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other matters as Tenant may reasonably request.

                                   ARTICLE 21

                            ASSIGNMENT AND SUBLETTING

         (A) TRANSFERS. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or
(iii) permit the use of the Premises by any Persons (as defined in Article 25) other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Notwithstanding the foregoing, no prior written consent of Landlord shall be necessary with respect to any Transfer to an entity controlling, controlled by or under common control with Tenant or the Transfer to an entity, which immediately after such Transfer shall have a net worth equal to or greater than that of Tenant immediately prior to such Transfer, in connection with the acquisition by such entity of substantially all of the stock or assets of the Tenant such that the business conducted by the Tenant prior to the Transfer will be conducted by the acquiring entity; but in the event of any such Transfer with respect to which no consent is required, Tenant shall, prior to such Transfer, notify Landlord thereof and provide the information set forth in clauses (a) and (c) of the immediately preceding sentence. Any Transfer made without complying with this Article shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $300.00 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

         (B) APPROVAL. Landlord will not unreasonably withhold its consent (as provided in Article 18) to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Property, or would be a significantly less prestigious occupant of the Property than Tenant, (ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, (iv) the Transferee is either a government (or agency or instrumentality thereof) or an occupant of the Property, (v) the proposed Transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, or (vi) Tenant has committed and failed to cure a Default at the time Tenant requests consent to the proposed Transfer.

         (C) TRANSFER PREMIUM. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord fifty percent (50%) of any Transfer Premium derived by Tenant from such Transfer. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer. If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. The percentage of the Transfer Premium due Landlord hereunder shall be paid within ten (10) days after Tenant receives any Transfer Premium from the Transferee.

         (D) RECAPTURE. Notwithstanding anything to the contrary contained in this Article, Landlord shall have the option, by, giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice of any proposed Transfer, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Tenant's notice as the effective date of the proposed Transfer (or at Landlord's option. shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). If this Lease shall be cancelled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

         (E) TERMS OF CONSENT. If Landlord consent to a Transfer: (a) the terms and conditions of this Lease, including among other things, Tenant's liability for the Subject Space, shall in no way be deemed to have been waived or modified, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer' in form reasonably acceptable to Landlord, and (d) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than 2%, Tenant shall pay Landlord's costs of such audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (i) treat such sublease as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If Tenant shall Default and fail to cure within the time permitted for cure under Article 23(A), Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured.

         (F) CERTAIN TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (a) if Tenant is a partnership or limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners or members, as the case may be, or a transfer of a majority of partnership or membership interests, within a twelve month period, or the dissolution of the partnership or limited liability company, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the dissolution, merger, consolidation or other reorganization of Tenant, or within a twelve month period: (i) the sale or other transfer of more than an aggregate of 50% of the voting shares of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets. Notwithstanding any provisions of this Article 21 to the contrary, however, the term "Transfer" shall not include a sale of the stock of the corporate successor to the Tenant originally named herein in connection with a public offering thereof.

                                   ARTICLE 22

                           RIGHTS RESERVED BY LANDLORD

         Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

         (A) To change the name or street address of the Property; install and maintain signs on the exterior and interior of the Property; retain at all times, and use in appropriate instances, keys to all doors within and into the
Premises: grant to any Person the right to conduct any business or render any service at the Property, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

         (B) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises to current and prospective mortgage lenders, ground lessors, insurers, and prospective purchasers, tenants and brokers, at reasonable hours, and if Tenant shall abandon the Premises at any time, or shall vacate the same during the last 3 months of the Term, to decorate, remodel, repair, or alter the Premises.

         (C) To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

         (D) To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent building, structure, parking facility, land, street or alley (including without limitation changes and reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks. planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors.

         (E) Intentionally Omitted.

         In connection with entering the Premises to exercise any of the foregoing rights, Landlord shall: (a) provide reasonable advance written or oral notice to Tenant's on-site manager or other appropriate person (except in emergencies, or for routine cleaning or other routine matters), and (b) take reasonable steps to minimize any interference with Tenant's business.

                                   ARTICLE 23

                               LANDLORD'S REMEDIES

         (A) DEFAULT. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant. which if not cured within any applicable time permitted for cure below, shall give rise to Landlord's remedies set forth Paragraph (B), below: (i) failure by Tenant to make when due any payment of Rent, unless such failure is cured within ten (10) days after notice; (ii) failure by Tenant to observe or perform any of the terms or conditions of this

Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within thirty (30) days after notice, or such shorter period expressly provided elsewhere in this Lease (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) days after notice (provided, if the nature of Tenant's failure is such that more than five (5) days time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iv) (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature; (v) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease UT in connection with any Transfer under
Article 21; (vi) cancellation of any guaranty of this Lease by any Guarantor;
(vii) failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space at the Property or any other buildings owned or managed by Landlord or its affiliates, now or hereafter entered by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord's election, constitute a default under any such other lease or leases). Failure by Tenant to comply with the same term or condition of this Lease on three occasions during any twelve month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default, if Landlord has given Tenant notice of each such failure within ten (10) days after each such failure occurs. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

         (B) REMEDIES. If a Default occurs and is not cured within any applicable time permitted under Paragraph (A), Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any Law or other provisions of this Lease:

             (i) Landlord may terminate this Lease, repossess the Premises by detainer suit, summary proceedings or other lawful means, and recover as damages a sum of money equal to: (a) any unpaid Rent as of the termination date including interest at the Default Rate (as defined in Article 25), (b) any unpaid Rent which would have accrued after the termination date through the time of award including interest at the Default Rate, less such loss of Rent that Tenant proves could have been reasonably avoided, (c) any unpaid
Rent which would have accrued after the time of award during the balance of-the Term, less such loss of Rent that Tenant proves could be reasonably avoided, and (d) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including without limitation all Costs of Reletting (as defined in Paragraph F). For purposes of computing the amount of Rent herein that would have accrued after the time of award, Tenant's Prorata Share of Taxes and Operating Expenses shall be projected, based upon the average rate of increase, if any, in such items from the Commencement Date through the time of award.

             (ii) If applicable Law permits, Landlord may terminate Tenant's right of possession and repossess the Premises by detainer suit, summary proceedings or other lawful means, without terminating this Lease (and if such Law permits, and Landlord shall not have expressly terminated the Lease in writing, any termination shall be deemed a termination of Tenant's right of possession only). In such event, Landlord may recover: (a) any unpaid Rent as of the date possession is terminated, including interest at the Default Rate, (b) any unpaid Rent which accrues during the Term from the date possession is terminated through the time of award (or which may have accrued from the time of any earlier award obtained by Landlord through the time of award), including interest at the Default Rate, less any Net Re-Letting Proceeds (as defined in Paragraph F) received by Landlord during such period, and less such loss of Rent that Tenant proves could have been reasonably avoided, and (c) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease. including without limitation, all Costs of Reletting (as defined in Paragraph F). Landlord may bring suits for such amounts or portions thereof, at any time or times as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment.

         (C) MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall use reasonable efforts to mitigate Landlord's damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord's claims hereunder, if mitigation of damages by Landlord is required by applicable Law. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate, and may permit the Premises to remain vacant or abandoned; in such case, Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease (subject to Article 21).

         (D) SPECIFIC PERFORMANCE, COLLECTION OF RENT AND ACCELERATION. Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraph (B), above or any Law or other provision of this Lease), without prior demand or notice except as required by applicable Law: (i) to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof, and (ii) to sue for and collect any unpaid Rent which has accrued. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable Law, in the event of any Default by Tenant not cured within any applicable time for cure hereunder, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare that all Rent reserved for the remainder of the Term shall be immediately due and payable (in which event, Tenant's Prorata Share of Taxes and Operating Expenses for the remainder of the Term shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the date of such declaration); provided, Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual Net Re-Letting Proceeds thereafter received during the remainder of the Term, up to the amount so received from Tenant pursuant to this provision.

         (E) LATE CHARGES AND INTEREST. Tenant shall pay, as additional Rent, a service charge of Two Hundred Dollars ($200.00) for bookkeeping and administrative expenses, if Rent is not received within five (5) days after its due date. In addition, any Rent paid more than five (5) days after due shall accrue interest from the due date at the Default Rate (as defined in Article
25), until payment is received by Landlord. Such service charge and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent.

         (F) CERTAIN DEFINITIONS. "Net Re-Letting Proceeds" shall mean the total amount of rent and other consideration paid by any Replacement Tenants, less all Costs of Re-Letting, during a given period of time. "Costs of Re-Letting" shall include without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises, brokerage commissions, advertising costs, attorneys' fees, any customary free rent periods or credits, tenant improvement allowances, take-over lease obligations and other customary, necessary Or appropriate economic incentives required to enter leases with Replacement Tenants, and costs of collecting rent from Replacement Tenants. "Replacement Tenants" shall mean any Persons (as defined in Article 25) to whom Landlord re-lets the Premises or any portion thereof pursuant to this Article.

         (G) OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations and additions, relenting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. To the fullest extent permitted by Law, all rent and other consideration paid by any Replacement Tenants shall be applied: first, to the Costs of Re-Letting, second, to the payment of any Rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). Rent shall be paid without any prior demand or notice therefor (except as expressly provided herein) and without any deduction, set-off or counterclaim, or relief from any valuation or appraisement laws. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant hereunder not cured within the times permitted hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease. Tenant hereby irrevocably waives any right otherwise available under any Law to redeem or reinstate this Lease.

                                   ARTICLE 24

                            LANDLORD'S RIGHT TO CURE

         If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord's failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter reasonably seeks to cure such failure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other Persons, and other causes beyond Landlord's reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be subject to such remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, in recognition that Landlord must receive timely payments of Rent and operate the Property, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or, except as hereinafter specifically provided, abate Rent. Notwithstanding the foregoing, if, due to a failure to perform, Tenant can not operate its business from the Premises for ten (10) business days, then Rent shall abate for the period Tenant is unable to operate its business from the Premises.

                                   ARTICLE 25

                     CAPTIONS, DEFINITIONS AND SEVERABILITY

         The captions of the Articles and Paragraphs of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease shall be found invalid, void, illegal, or unenforceable with respect to any particular Person by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions hereof, or its enforceability with respect to any other Person, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the emission of the portion or portions adjudged invalid, void, illegal, or unenforceable with respect to such Person.

         (A) "Building" shall mean the structure identified in Article 1 of this Lease.

         (B) Intentionally Omitted.

         (C) "Default Rate" shall mean fifteen percent (15%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

         (D) "Holder" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

         (E) "Holidays" shall mean all federally observed holidays, including New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day, Christmas Day, and to the extent of utilities or services provided by union members engaged at the Property, such other holidays observed by such unions.

         (F) "Landlord" and "Tenant" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine, and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

         (G) "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances. rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the Laws of such State.

         (H) "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

         (I) "Operating Expenses" shall mean all expenses, costs and amounts (other than Taxes) of every kind and nature which Landlord shall pay during any calendar year any portion of which occurs during the Term, because of or in connection with the ownership, management, repair, maintenance, restoration and operation of the Property, including without limitation, any amounts paid for: (a) utilities for the Property, including but not limited to electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate, manage and lease the Property, (c) insurance applicable to the Property, not limited to the amount of coverage Landlord is required to provide under this Lease, (d) supplies, tools, equipment and materials used in the operation, repair and maintenance of the Property, (e) accounting, legal, inspection, consulting, concierge and other services, (f) any equipment rental (or installment equipment purchase or equipment financing agreements), or management agreements (including the cost of any management fee actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts), (g) wages, salaries and other compensation and benefits (including the fair value of any parking privileges provided) for all persons engaged in the operation, maintenance or security of the Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits, (h) payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development, and (i) operation, repair, and maintenance of all Systems and Equipment and components thereof (including replacement of components), janitorial service, alarm and security service, window cleaning, trash removal, elevator maintenance, cleaning of walks, parking facilities and building walls, removal of ice and snow, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of shrubs, trees, grass, sod and other landscaped items, irrigation systems, drainage facilities, fences, curbs, and walkways, re-paving and re-striping parking facilities, and roof repairs. If the Property is not fully occupied during all or a portion of any calendar year, Landlord may, in accordance with sound accounting and management practices, determine the amount of variable Operating Expenses (i.e. those items which vary according to occupancy levels) that would have been paid had the Property been fully occupied, and the amount so determined shall be deemed to have been the amount of variable Operating Expenses for such year. If Landlord makes such an adjustment, Landlord shall make a comparable adjustment for the Base Expense Year. Notwithstanding the foregoing, Operating Expenses shall not, however, include:

     (i) depreciation, interest and amortization on Mortgages, and other debt costs or ground lease payments, if any: legal fees in connection with leasing, tenant disputes or enforcement of leases; real estate brokers' leasing commissions; improvements or alterations to tenant spaces; the cost of providing any service directly to and paid directly by, any tenant; any costs expressly excluded from Operating Expenses elsewhere in this Lease; costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Expenses in the year in which received); and

     (ii) capital expenditures, except those: (a) made primarily to reduce Operating Expenses, or to comply with any Laws or other governmental requirements, or (b) for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the Property required to keep such areas in good condition; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of: (i) their useful lives, or (ii) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures.

         (J) "Person" shall mean an individual, trust, partnership, joint venture, association, corporation, and any other entity.

         (K) "Property" shall mean the Building, and any common or public areas or Facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Property, including the Systems and Equipment (as defined in Article 25), fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property thereabove, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment, including any of the same in, through, under or above the Premises in locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant. If the Building shall be part of a complex, development or group of buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, the Property shall, at Landlord's option also be deemed to include such other of those buildings or structures as Landlord shall from time to time designate, and shall initially include such buildings and structures (and related facilities and parcels on which the same are located) as

Landlord shall have incorporated by reference to the total square footage of the Property in Article 1.

         (L) "Rent" shall have the meaning specified therefor in Article 3(G).

         (M) "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Property.

         (N) "Taxes" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including without limitation, real estate taxes, general and special assessments, transit taxes, water and sewer rents, taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (unless required to be paid by Tenant under Article 17), personal property taxes imposed upon the fixtures, machinery, equipment. apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the Property which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority) because of or in connection with the ownership, leasing and operation of the Property. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Property). If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or heretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Property shall be included within the term "Taxes," except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Any expenses incurred by Landlord in attempting to protest, reduce or minimize Taxes shall be included in Taxes in the calendar year such expenses are paid. Tax refunds shall be deducted from Taxes in the year they are received by Landlord, but if such refund shall relate to taxes paid in a prior year of the Term, and the Lease shall have expired, Landlord shall mail Tenant's Prorata Share of such net refund (after deducting expenses and attorneys' fees), up to the amount Tenant paid towards Taxes during such year, to Tenant's last known address. If Taxes for the Base Tax Year are reduced as the result of protest, or by means of agreement, or as the result of legal proceedings or otherwise, Landlord may adjust Tenant's obligations for Taxes in all years following the Tax Base Year, and Tenant shall pay Landlord within 30 days after notice any additional amount required by such adjustment for any such years or portions thereof that have theretofore occurred. If Taxes for any period during the Term or any extension thereof, shall be increased after payment thereof by Landlord, for any reason including without limitation error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Prorata Share of such increased Taxes. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessments or valuation of the Property (whether based on a sale, change in ownership or refinancing of the Property or otherwise), increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever.

         (O) "Tenant's Prorata Share" of Taxes and Operating Expenses shall be the rentable area of the Premises divided by the rentable area of the Property on the last day of the calendar year for which Taxes or Operating Expenses are being determined, excluding any parking facilities. Tenant acknowledges that the "rentable area of the Premises" under this Lease includes the usable area, without deduction for columns or projections, multiplied by a load or conversion factor, to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other public, common and service areas. Except as provided expressly to the contrary herein, the "rentable area of the Property" shall include all rentable area of all space leased or available for lease at the Property, which Landlord may reasonably re-determine from time to time, to reflect re-configurations, additions or modifications to the Property. If the Property or any development of which it is a part, shall contain non-office uses, Landlord shall have the right to determine in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses for only the office portion of the Property or of such development, in which event, Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such office portion. Similarly, if the Property shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a prorata basis, Landlord may exclude the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and exclude the rentable area of their premises, in computing Tenant's Prorata Share. If the Property shall be part of or shall include a complex, development or group of buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, Landlord may allocate Taxes and Operating Expenses within such complex, development or group, and between such buildings and structures and the parcels on which they are located, in accordance with sound accounting and management principles. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant's Prorata Share of Taxes and Operating Expenses based upon the totals of each of the same for all such buildings and structures, the land constituting parcels on which the same are located, and all related facilities, including common areas and easements, corridors, lobbies, sidewalks, elevators, loading areas, parking facilities and driveways and other appurtenances and public areas, in which event Tenant's Prorata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of all such buildings,

                                   ARTICLE 26

                      CONVEYANCE BY LANDLORD AND LIABILITY

         In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof in which the Premises are located, to another Person (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other Person shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, including the return of any Security Deposit, and Tenant shall attorn to such other Person, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Property or the Premises, shall be limited to the interest of Landlord in the Property (and the rental proceeds thereof). Tenant agrees to look solely to Landlord's interest in the Property (and the rental proceeds thereof) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this Article shall apply equally and inure to the benefit of Landlord's present and future partners, beneficiaries, officers, directors, trustees, shareholders. agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future general or limited partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding the foregoing to the contrary, Landlord shall have personal liability for insured claims, beyond Landlord's interest in the Property (and rental proceeds thereof), to the extent of Landlord's liability insurance coverage available for such claims.

                                   ARTICLE 27

                                 INDEMNIFICATION

         Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and attorneys' fees arising from or relating to any loss of life, damage or injury to person, property or business occurring in or from the Premises, or caused by or in connection with any violation of this Lease or use of the Premises or Property by, or any other act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, contractors or guests. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to claims in connection with or arising out of any "Work" as described in Article 8, the installation, maintenance, use or removal of any "Lines" located in or serving the Premises as described in Article 29, and the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any "Hazardous Material" as described in Article 30 (whether or not any of such matters shall have been theretofore approved by Landlord), except to the extent that any of the same arises from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees.

                                   ARTICLE 28

               SAFETY AND SECURITY DEVICES, SERVICES AND PROGRAMS

         The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property, The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in Article 11. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

                                   ARTICLE 29

                        COMMUNICATIONS AND COMPUTER LINES

         Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Property in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Article 8, (b) any such installation, maintenance, replacement, removal or use shall comply with all Laws applicable thereto and good work practices, and shall not interfere with the use of any then existing Lines at the Property, (c) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Property, as determined in Landlord's reasonable opinion,
(d) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, (e) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises,
(f) Tenant's rights shall be subject to the rights of any regulated telephone company, and (g) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Laws or represent a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within three (3) days after written notice.

         Landlord may (but shall not have the obligation to): (i) install new Lines at the Property (ii) create additional space for Lines at the Property, and (iii) reasonably direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Property by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in limitation of other rights that may be available to Landlord by Law or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses under Article 25 (including without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, and the fees of any consulting engineers and other experts); provided, any capital expenditures included in Operating Expenses hereunder shall be amortized (together with reasonable finance charges) over the period of time prescribed by Article 25.

         Notwithstanding anything to the contrary contained in Article 13, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease, provided Landlord notifies Tenant prior to or within thirty (30) days following such termination. Any Lines not required to be removed pursuant to this Article shall, at Landlord's option, become the property of Landlord (without payment by Landlord). If Tenant fails to remove such Lines as required by Landlord, or violates any other provision of this Article, Landlord may, after twenty (20) days written notice to Tenant, remove such Lines or remedy such other violation, at Tenant's expense (without limiting Landlord's other remedies available under this Lease or applicable Law). Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems-): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property, by any failure of the environmental conditions or the power supply for the Property to conform to any requirements for the Lines or any associated equipment, or any other problems associated with any Lines by any other cause. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                                   ARTICLE 30

                               HAZARDOUS MATERIALS

         Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Property, or permit Tenant's employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises under Article 6), provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Law and the manufacturers' instructions therefor,

(b) such substances shall not be disposed of, released or discharged on the Property, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require, (c) if any applicable Law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease.

         Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

         If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Article within five (5) days after written notice by Landlord, or such shorter time as may be required by Law or in order to minimize any hazard to Persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable Law). If any

Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article 10 to the extent that the Premises or common areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Article 10.

                                   ARTICLE 31

                                  MISCELLANEOUS

         (A) Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to the provisions of Article 21 respecting Transfers.

         (B) This Lease shall not be recorded by Tenant. However, at Tenant's request, Landlord will execute a short form of lease, in recordable form and acceptable to Landlord, sufficient to give notice to third parties of this Lease, the term thereof and the option hereunder.

         (C) This Lease shall be construed in accordance with the Laws of the state in which the Property is located.

         (D) All obligations or rights of either party arising during or attributable to the period ending upon expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

         (E) Landlord agrees that, if Tenant timely pays the Rent and performs the terms and provisions hereunder, and subject to all other terms and provisions of this Lease, Tenant shall hold and enjoy the Premises during the Term, free of lawful claims by any Person acting by or through Landlord.

         (F) This Lease does not grant any legal rights to "light and air" outside the Premises nor any particular view or cityscape visible from the Premises.

         (G) If the Commencement Date is delayed in accordance with Article 4 for more than one year, Landlord may declare this Lease null and void, and if the Commencement Date is so delayed for more than seven years, this Lease shall thereupon become null and void without further action by either party.

                                   ARTICLE 32

                                      OFFER

         The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of 30 days after delivery to Landlord (or such other period as may be expressly provided in any other agreement signed by the parties). During such period and in reliance on the foregoing, Landlord may, at Landlord's option (and shall, if required by applicable Law), deposit any security deposit and Rent, and proceed with any plans, specifications, alterations or improvements, and permit Tenant to enter the Premises, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Lease, and such acceptance shall be evidenced only by Landlord signing and delivering this Lease to Tenant.

                                   ARTICLE 33

                                     NOTICES

         Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Property, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to Tenant, at the address first set forth in the Lease, until the Commencement Date, and thereafter to the Tenant at the Premises, and if to Landlord, at the address at which the last payment of Rent was required to be made and to JMB Realty Corporation at 900 North Michigan Avenue, Chicago, Illinois, 60611, Attn: Legal Department, or such other address or addresses as Tenant or Landlord may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addresses required herein.

                                   ARTICLE 34

                               REAL ESTATE BROKERS

      Tenant represents that Tenant has dealt only with Hunneman Commercial Company and Peter Elliot LLC (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as broker, agent or finder in connection with this Lease and agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any other broker, agent or finder with whom Tenant has dealt (other than brokers engaged by Landlord, if any, with whom Tenant may have dealt) for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Lease.

                                   ARTICLE 35

                        SECURITY DEPOSIT - See Rider Six

                                   ARTICLE 36

                                ENTIRE AGREEMENT

         This Lease, together with Riders One through Seven and Exhibits A through B, (WHICH COLLECTIVELY ARE, HEREBY INCORPORATED WHERE REFERRED TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except any such contemporaneous agreement specifically referring to and modifying this Lease, signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord's leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations, binding upon Landlord, respecting the condition of the Premises or Property, suitability of the same for Tenant's business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous agreement shall be of any force or effect. Neither this Lease, nor any Riders or Exhibits referred to above may be modified, except in writing signed by both parties.

WITNESS; ATTESTATION


(Two for each signatory required if Property is              LANDLORD:
 in Florida or Ohio):

                                                             260 FRANKLIN STREET BUILDING
/s/ JULIA M. BLEIMEKE                                        Boston, MA
---------------------------------------
                                                                   260 FRANKLIN STREET ASSOCIATES
---------------------------------------                            TRUSTS, a Massachusetts Business Trust

                                                                   By:/s/ [illegible]
                                                                      ------------------------------------
                                                                         Trustee

                                                             TENANT:


/s/ [illegible]
---------------------------------------                      CORECHANGE LLC

---------------------------------------                      By: /s/ Ulf Arnetz
                                                                 -----------------------------------------

                                   CERTIFICATE

                          (if Tenant is a Corporation)

         I,_________________, Secretary of_________________________ Tenant,
hereby certify that the officer(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as and his/their action(s) are the action of Tenant.

(Corporate Seal)

                                                   -----------------------------
                                                   Secretary

IF TENANT PAYS FOR ALL ELECTRICITY IN PREMISES, OR FOR SEPARATE HVAC, E.G. BASED ON SUB-METERS, USE JMB RIDER 112, 112A OR 112B.

                                    RIDER ONE

                                      RULES

         (1) On Saturdays, Sundays and Holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, or such other hours as Landlord shall determine from time to time, access to the Property and./or to the passageways, entrances. exits. shipping areas. halls, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. All such areas, and all roofs, are not for use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals in the normal course of Tenant's business unless such persons are engaged in activities which are illegal or violate these Rules. No Tenant and no employee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

         (2) Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Tenant's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

         (3) Tenant shall not in any manner use the name of the Property for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Property, in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

         (4) Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof is first approved by the Landlord.

         (5) Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at the Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use of freight elevators after or before normal business hours. All damage done to the Property by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature. Landlord may require that all furniture, equipment, cartons and similar articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall not allow anything to remain in or obstruct in any way, any lobby, corridor, sidewalk, passageway, entrance, exit, hall, stairway, shipping area, or other such area. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Property employees) that are at any time being taken from the Premises directly to the areas designated for disposal. Any hand-carts used at the Property shall have rubber wheels.

         (6) Tenant shall not overload any floor or part thereof in the Premises, or Property, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles and require supplementary supports at Tenant's expense of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

         (7) Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys or one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord therefor.

         (8) If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed. Tenant shall not install or change the same without the prior approval of Landlord, and then only under Landlord's direction at Tenant's expense. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior approval, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Property and the Premises and the needs of tenants of the Property and shall not in any event connect a greater load than such safe capacity.

         (9) Tenant shall not obtain for use upon the Premises ice, drinking water, towel, janitor and other similar services. except from Persons approved by the Landlord. Any Person engaged by Tenant to provide janitor or other services shall be subject to direction by the manager or security personnel of the Property.

         (10) The toilet rooms, urinals, wash bowls and other such apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this Rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

         (11) The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by tenants, or their contractors, agents, employees, or other parties without Landlord's prior written consent.

         (12) Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell. use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur (except in connection with occasional social or business events conducted in the Premises which do not violate any Laws nor bother or annoy any other tenants). Tenant shall not at any time sell, purchase or give away, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in lunch rooms or kitchens for employees as may be permitted or installed by Landlord, which does not violate any Laws or bother or annoy any other tenant).

         (13) Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants or occupants of the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

         (14) Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent. As a condition to claiming any deficiency in the air-conditioning or ventilation services provided by Landlord, Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight.

         (15) Tenant shall conduct no auction, fire or "going out of business sale" or Bankruptcy sale in or from the Premises, and such prohibition shall apply to Tenant's creditors.

         (16) Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Property, or required by Law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

         (17) Tenant will comply with all municipal, county, state, federal or other government laws, statutes, codes, regulations and other requirements, including without limitation, environmental, health, safety and police requirements and regulations respecting the Premises, now or hereinafter in force, at its sole cost, and will not use the Premises for any immoral purposes.

         (18) Tenant shall not (i) carry on any business. activity or service except those ordinarily embraced within the permitted use of the Premises specified in the Lease and more particularly, but without limiting the generality of the foregoing, shall not (ii) install or operate any internal combustion engine, boilers, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises. (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity,
(vii) operate any electrical or other device from which may emanate electrical or other waves which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, (viii) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind person or except where specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise or odor to emanate from the Premises, (x) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property, (xi) throw or permit to be thrown or drooped any article from any window or other opening in the Property, (xii) use or permit upon the Premises anything that will invalidate or increase the rate of insurance on any policies of insurance now or hereafter carried on the Property or violate the certificates of occupancy issued for the premises or the Property, (xiii) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to persons or property (including but not limited to flammable oils. fluids. paints, chemicals, firearms or any explosive articles or materials) nor
(xiv) do or permit anything to be done upon the Premises in any way tending to disturb any other tenant at the Property or the occupants of neighboring property.

         (19) If the Property shall now or hereafter contain a building garage, parking structure or other parking area or facility, the following Rules shall apply in such areas or facilities:

         (i) Parking shall be available in areas designated generally for tenant parking, for such daily or monthly charges as Landlord may establish from time to time, or as may be provided in any Parking Agreement attached hereto (which, when signed by both parties as provided therein, shall thereupon become effective). In all cases, parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, with Landlord and other tenants at the Property, and their employees and visitors, and other Persons (as defined in Article 25 of the Lease) to whom Landlord shall grant the right or who shall otherwise have the right to use the same, all subject to these Rules. as the same may be amended or supplemented, and applied on a non-discriminatory basis, all as further described in Article 6 of the Lease. Notwithstanding the foregoing to the contrary, Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped individuals, and other tenants, visitors of tenants of other Persons, and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces. Landlord may restrict or prohibit full size vans and other large vehicles.

         (ii) In case of any violation of these provisions, Landlord may refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, Law or governmental requirement, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse. Tenant acknowledges that such parking areas or facilities may be operated by an independent contractor not affiliated with Landlord, and Tenant acknowledges that in such event, Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, it such contractor is reputable.

         (iii) Hours shall be 6 A.M. to 8 P.M., Monday through Friday, and 10:00 A.M. to 1:00 P.M. on Saturdays, or such other hours as may be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines. and only small cars may be parked in areas reserved for small cars; all directional signs and arrows must be observed; the speed limit shall be 5 miles per hour: spaces reserved for handicapped parking must be used only by vehicles properly designated; every parker is required to park and lock his own car: washing, waxing, cleaning or servicing of any vehicle is prohibited; parking spaces may be used only for parking automobiles: parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles, (c) where "no parking" signs are posted, (d) on ramps, and (e) loading areas and other specialty designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.

                                                                 JMB 112B (2/89)
                                                              Office Lease Rider
                                                  Tenant Pays Full Prorata Share
                                                  Of All Electricity in Property

                                     RIDER 2

                               ELECTRICITY CHARGES

         Notwithstanding anything to the contrary contained in the Lease, in addition to the Base Rent and other charges set forth therein, Tenant shall pay Landlord an amount equal to Tenant's Prorata Share (as such term is defined in Article 25 of the Lease) of general use electric utility charges Incurred at the Property during the Term, as the same may be extended from time to time. All such charges shall be payable as additional rent, with the installment of Base Rent with which the same are billed, or if billed separately, shall be due and payable within twenty (20) days after such billing. Landlord may reasonably estimate Tenant's electricity charges in advance, on a monthly, quarterly, semi-annual, or other reasonable basis; in such case Tenant shall pay the estimated amount with the installment of Base Rent with which the same is billed, or if billed separately, within twenty (20) days after such billing, and Tenant shall continue paying Landlord such estimated amount until Landlord shall adjust such estimate. In such event, periodically, but not less often than once each twelve months, Landlord shall compare the amounts on an estimated basis with the actual charges incurred hereunder, and shall bill Tenant for any additional amount due (which Tenant shall pay within twenty (20) days thereafter) or shall credit Tenant for any over payment. In recognition that Tenant will be responsible for paying Tenant's Prorata Share of such electric utility charges pursuant to the foregoing provisions, no electric utility charges shall be included in Operating Expenses (as defined in Article 25 of the Lease). However, if the Property is less than 95% occupied during all or a portion of any calendar year. Landlord may elect to make an appropriate adjustment to the electricity charges for such year, employing sound accounting and management principles, to determine the amount of electricity charges that would have been incurred had the Property been 95% occupied; and the amount so determined shall be deemed to have been the amount of electricity charges for such year. In the event of any inconsistency between the Lease and this Rider, the latter shall govern and control.

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                         260 FRANKLIN STREET ASSOCIATES
                                         TRUST, a Massachusetts Business Trust

                                         By:/s/ [illegible]
                                            --------------------------------
                                            Trustee

                                            TENANT:

                                            CORECHANGE LLC

                                            By: /s/ Ulf Arnetz
                                               --------------------------------

                                                                    Use With JMB
                                                                       102 Forms
                                                                        (7/6/90)

                                     RIDER 3

         Notwithstanding anything to the contrary contained in the Lease, the parties agree that Operating Expenses for the Base Expense Year (herein called "Base Year Expenses") and for any subsequent year (herein called "Subsequent Year Expenses") shall be subject to further adjustment by Landlord as follows:

         (i) Landlord may exclude from Base Year Expenses capital expenditures otherwise permitted under Article 25 of the Lease (provided, Landlord shall also exclude any amortization of such expenditures from Subsequent Year Expenses).

         (ii) If Landlord eliminates from any Subsequent Year Expenses a recurring category of expenses previously included in Base Year Expenses, Landlord may subtract such category from Base Year Expenses commencing with such subsequent year.

         (iii) If Landlord includes a new recurring category of Subsequent Year Expenses not previously included in Base Year Expenses, Landlord shall also include an amount (the "Assumed Base Amount") for such category in Base Year Expenses commencing in such subsequent year.

         (iv) The "Assumed Base Amount" under clause (iii), above, shall be the annualized amount of expenses for such new category in the first year it is included reduced by an amount determined in Landlord's good faith opinion.

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                       260 FRANKLIN STREET ASSOCIATES
                                       TRUST, a Massachusetts Business Trust

                                       By: /s/ [illegible]
                                          ----------------------------------
                                          Trustee

                                     TENANT:

                                     CORECHANGE LLC

                                     By: /s/ Ulf Arnetz
                                        ---------------------------------------

                                                                 JMB 110A (2/89)
                                                                Option to Extend
                                                      Prevailing Rate Adjustment
                                                                   (Arbitration)

                                     RIDER 4

         Tenant is hereby granted an option to extend the Term for a single additional period of five (5) consecutive Lease Years ("Extension Period"), on the same terms and conditions in effect under the Lease immediately prior to the Extension Period, except that Tenant shall have no further right to extend, and monthly Base Rent shall be increased to the Prevailing Rental Rate, and Tenant shall have no further option to extend. The option to extend may be exercised only by giving Landlord irrevocable and unconditional written notice thereof no earlier than one year and no later than six months prior to the commencement of the Extension Period. Said exercise shall, at Landlord's election, be null and void if Tenant is in default under the Lease beyond applicable grace or cure periods at the date of said notice or at any time thereafter and prior to commencement of the Extension Period. The term "Lease Year" herein means each twelve month annual period, commencing with the first day of the Extension Period, without regard to calendar years.

         "Prevailing Rental Rate" means the average per square foot rental rate per month for all renewal leases for renewal periods approximately as long as the Extension Period, executed by tenants for similar uses and lengths of time for comparable space in the Building during the six (6) months immediately prior to the date upon which such Prevailing Rental Rate is to become effective, where such renewal rates were not set by the terms of such leases, subject to reasonable adjustments for comparable space on more or less desirable floors or areas of the Property. If no such comparable space has been renewed during such six (6) month period, the rental rates used for purposes of this provision shall be adjusted to the amounts Landlord would have used had leases for such comparable space been renewed. In all cases, such rates shall be determined without regard to any free rent periods, improvement allowances, take-over lease obligations, or other economic incentives; however, any such economic incentives generally provided by Landlord in such comparable renewal leases shall also be provided to Tenant. In addition, if such comparable leases include bass years, stop levels, or other provisions respecting taxes or operating expenses, or include any other economic provisions, such as but not limited to consumer price provisions, utility reimbursements, or fixed rent increases, the same shall be included in Tenant's renewal terms.

         If the parties are unable to agree on the Prevailing Rental Rate within sixty (60) days after the commencement of the Extension Period, either party may request that the Prevailing Rental Rate be determined by arbitration, under the Commercial Arbitration Rules of the American Arbitration Association then in effect. Such determination shall be final and binding upon the parties. In recognition that the Prevailing Rental Rate may not be determined until after the commencement of the Extension Period, Tenant shall pay, during the Extension Period until the Prevailing Rental Rate is determined, 100% of the amount of Rent then in effect (including Base Rent, and all other charges). If the Prevailing Rental Rate is determined to be greater than such amount, Tenant shall pay Landlord, within thirty (30) days after written request therefor, the difference between the amount required by such determination of the Prevailing Rental Rate, and the amount of Rent theretofore paid by Tenant during the Extension Period.

         If Tenant shall fall to exercise the option herein provided, said option shall terminate, and shall be null and void and of no further force and effect. Tenant's exercise of said option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, then immediately upon such termination, sublease or assignment, the option herein granted to extend the Term, shall simultaneously terminate and become null and void. Time is of the essence of this provision.

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                       260 FRANKLIN STREET ASSOCIATES
                                       TRUST, a Massachusetts Business Trust

                                       By: /s/ [illegible]
                                          ----------------------------------
                                          Trustee

                                    TENANT:

                                    CORECHANGE LLC

                                    By: /s/ Ulf Arnetz
                                       ----------------------------------------

                                     RIDER 5

         As set forth in the Lease, monthly Base Rent shall be abated for a period of 15 days after the Commencement Date ("Abatement Period"). If Tenant shall default under the Lease and fail to cure within the time permitted for cure thereunder, while Abatement Period is still in effect, the Abatement Period shall thereupon terminate, and Tenant shall commence paying the Base Rent under the Lease. In addition, if Tenant shall default under the Lease at any time and fail to cure within the time permitted for cure thereunder, Tenant shall upon demand pay Landlord the amount of Base Rent theretofore abated, multiplied by a fraction, the numerator of which is the number of months then remaining in the initial Term at the time of the default, and the denominator of which is the total number of months in the initial Term (without limiting Landlord's other remedies).

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                       260 FRANKLIN STREET ASSOCIATES
                                       TRUST, a Massachusetts Business Trust

                                       By: /s/ [illegible]
                                          ----------------------------------
                                          Trustee

                                    TENANT:

                                    CORECHANGE LLC

                                    By: /s/ Ulf Arnetz
                                       ----------------------------------------

                                               Declining Amount Security Deposit

                                     RIDER 6

         As security for Tenant's obligations under this Lease, Tenant is simultaneous with the execution of this Lease depositing with Landlord an irrevocable standby letter of credit (i) in favor of Landlord, (ii) in the original face amount of $100,000, (iii) issued by a banking institution reasonably satisfactory to Landlord, and (iv) in a form reasonably satisfactory to Landlord; provided, however, (a) the face amount of the letter of credit may be reduced by $20,000 on the date which is the later to occur of (x) the first anniversary of the Commencement Date, and (y) five (5) business days after the cure of any and all defaults which occurred prior to such anniversary of the Commencement Date and which are in fact cured within applicable cure periods and
(b) the then face amount of the letter of credit may be reduced by $20,000 on
(x) each succeeding anniversary of the Commencement Date after the first anniversary or, if later, (y) five (5) business days after the cure of any and all defaults which occurred prior to such anniversary of the Commencement Date and which are in fact cured within applicable cure periods. The letter of credit shall not be reduced if the conditions for reducing have not been timely met. The letter of credit shall automatically renew on each anniversary of the Commencement Date unless not less than forty-five (45) days prior to renewal, the issuing banking institution notifies Landlord in writing that the letter of credit will not be renewed, in which event Landlord shall be entitled to draw the entire face amount of the letter of credit and to hold the amount so drawn as a security deposit to secure Tenant's performance under the Lease. Landlord shall have the right from time to time, without prejudice to any other remedy Landlord may have on account thereof, to draw down under the letter of credit an amount equal to all or any portion as Landlord may elect of the face amount of the letter of credit (or to use amounts held as security after being drawn by reason of failure to renew) to cure any default of Tenant which has continued beyond applicable periods of notice and grace under the Lease and to reimburse Landlord for any damages arising from any default under this Lease on the part of Tenant. Without limiting the generality of the foregoing, such letter of credit shall provide in all events that Landlord shall have the right to draw against the face amount thereof as aforesaid upon the submission to the drawee bank of a written statement of Landlord or Landlord's agent that it is entitled to draw thereunder pursuant to the provisions of this Lease, and Landlord shall be entitled by the terms of such letter of credit to draw thereunder on sight. Tenant shall promptly after any draw by Landlord against a letter of credit hereunder or a reduction in the amount held as security hereunder by reason of the application thereof to cure a default by Tenant deposit with Landlord, to be held as a security deposit an amount equal to the amount drawn under the letter of credit or applied so as to provide Landlord with an unreduced amount of security for Tenant's obligations under the Lease. Landlord shall not be required to keep any amounts held as a security deposit separate from Landlord's general funds or to pay interest on any security deposit. Tenant acknowledges and agrees that the delivery of the letter of credit as aforesaid shall be, if Landlord shall so elect, a condition precedent to the execution of this Lease by Landlord, or to the performance by Landlord of any and all of Landlord's obligations under this Lease if Landlord shall execute this Lease prior to the delivery of the first such letter of credit as aforesaid. Notwithstanding anything to the contrary herein contained, in the event that Tenant shall fail to deliver to Landlord the letter of credit required to be so delivered by the terms hereof or shall fail to deposit with Landlord as additional security for Tenant's obligations under the Lease an amount equal to any amount drawn by Landlord under a letter of credit hereunder or applied, then Landlord may treat such failure as a material breach of this Lease and thereupon, without further notice or demand of any kind to Tenant or any guarantor of any of Tenant's obligations under this Lease or any other person, Landlord may exercise, at its option, in addition to all other legal or equitable remedies therefor, any remedies available to Landlord under
Article 23 of this Lease, including, without limitation, the right to terminate this Lease.

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                       260 FRANKLIN STREET ASSOCIATES
                                       TRUST, a Massachusetts Business Trust

                                       By: /s/ [illegible]
                                          ----------------------------------
                                          Trustee

                                    TENANT:

                                    CORECHANGE LLC

                                    By: /s/ Ulf Arnetz
                                       ----------------------------------------

                                                                  JMB 106 (2/89)
                                                               Parking Agreement

                                     RIDER 7

                                PARKING AGREEMENT

         THIS AGREEMENT made as of the _____ day of December, 1996, between 260 Franklin Street Associates Trust ("Landlord") and Corechange LLC ("Tenant").

         1. The parties hereby acknowledge that they have heretofore entered, or are contemporaneously herewith entering into a certain lease dated December __, 1996 (the "Lease") for premises known as Suite 1890 (the "Premises") located in the property known as 260 Franklin Street (the "Property"). In the event of any conflict between the Lease and this Agreement, the latter shall control.

         2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use 2 parking spaces in the Property Garage. The Term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Expiration Date under the Lease, or termination of the Lease or Tenant's abandonment of the Premises thereunder. During the Term of this license, Tenant shall pay Landlord the monthly charges established from time to time by Landlord for parking in the Garage, payable in advance, with Tenant's payment of monthly Base Rent. The initial charge for such spaces is $275.00, per space, per month, or a total monthly charge of $550.00 for all such spaces. No deductions from the monthly charge shall be made for days on which the Garage is not used by Tenant. However, Tenant may reduce the number of parking spaces hereunder, at any time, by providing at least thirty (30) days advance written notice to Landlord, accompanied by any key-card, sticker or other identification or entrance system provided by Landlord or its parking contractor; such cancellation shall be irrevocable. Tenant may, from time to time, request additional parking spaces, and if Landlord shall provide the same, such spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and such monthly parking charges as Landlord shall establish from time to time.

         3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage. Landlord reserves the right to adopt, modify and enforce reasonable Rules governing the use of the Garage from time to time, including any key-card, sticker or other identification or entrance system, and hours of operation. The Rules set forth hereinafter are currently in effect. Landlord may refuse to permit any person who violates such Rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage.

         4. The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Garage to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable. Except for intentional acts or gross negligence, Landlord shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any matter relating to the Garage and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Garage.
Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per them basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Garage, and Tenant or such persons shall have complied with this Agreement and this Agreement shall be in effect, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord shall pay upon presentation of documentation supporting Tenant's claims in connection therewith.

         5. If Tenant shall default under this Agreement, Landlord shall have the right to remove from the Garage any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Tenant shall default under this Agreement, Landlord shall have the right to cancel this Agreement on ten days' written notice, unless within such ten day period, Tenant cures such default. If Tenant defaults with respect to the same term or condition under this Agreement more than three times during any twelve month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such term or condition during the succeeding twelve month period, shall, at Landlord's election, constitute an incurable default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or in equity, or provided under the Lease (ALL OF WHICH RIGHTS AND REMEDIES UNDER THE LEASE ARE HEREBY INCORPORATED HEREIN, AS THOUGH FULLY SET FORTH). Any default by Tenant under the Lease shall be a default under this Agreement, and any default under this Agreement shall be a default under the Lease.

                                    EXHIBIT A

                 (FLOOR PLAN(S) SHOWING PREMISES CROSS-HATCHED)

FOR USE WHERE WORKING DRAWINGS DONE


                                                                 JMB 105A (2/89)
                                                                  Work Agreement
                                                            Landlord Performance
                                                                   Turn-Key Deal

                                   EXHIBIT "B"

                                 WORK AGREEMENT

         THIS AGREEMENT made as of the ____ day of December, 1996, between 260 Franklin Street Associates Trust ("Landlord") and Corechange LLC ("Tenant").

         Reference is made to the lease or tenant expansion agreement dated December, 1996, (the "Lease") for premises known as Suite(s) 1890 (the "Premises"), located in the property known as 260 Franklin Street (the "Property").

         I. THE WORK. The "Work" herein shall consist of the improvements shown on the plans ("Plans") referenced as follows, and any demolition or preparation work required in connection therewith: Up to maximum of $11.00 per rental square foot or $64,669.00.

            Name of Architect or Space Planner: Dyer Brown Associates, Inc./Architect

            Address of Architect or Space Planner: 75 Broad Street, Boston, MA 02109

            Caption of Plans:
                             --------------------------------------------------

            Number of Sheets:
                             --------------------------------------------------

            Dates of Plans and Revisions:
                                         --------------------------------------


         II. BASIC AGREEMENT. On or before the Commencement Date under the Lease, Landlord shall substantially complete the Work as described above. However, Landlord shall not be responsible for delays caused by Tenant or Tenant's contractors, agents or employees and as further described in Section III below and in Article 4 of the Lease.

         Landlord shall bear the cost of the Plans (including any engineering reports, or other studies or tests in connection therewith, but excluding any furniture planning) and the cost of the Work (including the cost of building permits and sales tax) except as provided to the contrary herein.

         III. DELAYS IN CONSTRUCTION. Subject to outside date set forth in
Article 4 of the Lease, the Commencement Date under the Lease shall be postponed for each day that Landlord fails to substantially complete the Work thereby as a result of strikes, acts of God, shortages of materials or labor, governmental approvals or requirements, the various causes set forth below, or any other causes beyond Landlord's reasonable control. In such case, the commencement of Rent shall be similarly postponed, except to the extent that delays occur as a result of one or more of the following, (collectively called "Tenant Delays");

         (a) Tenant's requests for changes to the Work or Change Orders under
Section V, or otherwise,

         (b) Tenant's failure to furnish an amount equal to Landlord's reasonable estimate of Tenant's Cost (if any) within 10 days, as described in
Section XIII (which shall give Landlord the absolute right to postpone the Work until such amount is furnished to Landlord),

         (c) any upgrades, special work or other non-building standard items, or items not customarily provided by Landlord to office tenants, to the extent that the same involve longer lead times, installation times, delays or difficulties in obtaining building permits, requirements for any governmental approval, permit or action beyond the issuance of normal building permits (as described in Section IV),

         (d) the performance by Tenant or Tenant's contractors, agents or employees of any work at or about the Premises or Property, or

         (e) any act or omission of Tenant or Tenant's contractors, agents or employees, or any breach by the Tenant of any provisions contained in this Agreement or in the Lease, or any failure of Tenant to cooperate with Landlord or otherwise act in good faith in order to cause the Work to be designed and performed in a timely manner.

         IV. GOVERNMENTAL APPROVAL OF PLANS. Landlord shall apply for any normal building permits required for the Work. If the Plans must be revised in order to obtain such building permits, Landlord shall promptly notify Tenant. In such case, Tenant shall promptly arrange for the Plans to be revised to satisfy the building permit requirements and shall submit the revised Plans to Landlord for approval as a Change Order under Section V. Landlord shall have no obligation to apply for any zoning, parking or sign code amendments, approvals, permits or variances, or any other governmental approval, permit or action (except normal building permits as described above). If any such other matters are required, Tenant shall promptly seek to satisfy such requirements or revise the Plans to eliminate such requirements. Delays in substantially completing the Work by the Commencement Date as a result of requirements for building permits or other governmental approvals, permits or actions shall affect the Commencement Date and commencement of Rent to the extent provided in Section III (except that any delays in obtaining normal building permits as a result of errors or omissions of any space planner or architect selected and regularly used by Landlord in preparing the Plans shall postpone the commencement of Rent to the extent that substantial completion of the Work is delayed thereby beyond the Commencement Date, and Tenant shall not be obligated to bear the cost of Plan revisions to correct he same, notwithstanding anything to the contrary contained in this Agreement.

         V. CHANGES TO PLANS. If Tenant shall desire any changes, alterations, or additions to the Plans referenced above, Tenant shall submit a detailed written request or revised Plans (the "Change Order") to Landlord for approval. If reasonable and practicable and generally consistent with the Plans theretofor approved. Landlord shall not unreasonably withhold approval, but all costs in connection therewith, including without limitation, construction costs, permit fees, and any additional plans, drawings and engineering reports or opinions or other studies or tests, or revisions of such existing terms, shall be paid for by Tenant as a Tenant's Cost under
Section XIII, or as Landlord shall otherwise reasonably require.

         VI. COMPLETION.

         A. Landlord shall be deemed to have "substantially completed" the Work for purposes hereof if Landlord has caused all of the Work to be completed substantially except for so-called "punchlist items," e.g. minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the Premises, or Tenant's ability to complete any improvements to the Premises to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Work, the good faith decision of Landlord's Space Planner shall be final and binding on the parties.

         B. If Landlord notifies Tenant in writing that the Work is substantially completed, and Tenant fails to object thereto in writing within seven (7) days thereafter specifying in reasonable detail the items of work needed to be performed in order for substantial completion, Tenant shall be deemed conclusively to have agreed that the Work is substantially completed, for purposes of commencing the Commencement Date and Rent under the Lease.

         C. Substantial completion shall not prejudice Tenant's rights to require full completion of any remaining items of Work. However, if Landlord notifies Tenant in writing that the Work is fully completed, and Tenant fails to object thereto in writing within fifteen (15) days thereafter specifying in reasonable detail the items of work needed to be completed and the nature of work needed to complete said items, (other than items which are seasonal in nature and latent defects, with respect to which Tenant shall have a period of one year in which to notify Landlord of any deficiency in the Work with respect thereto) Tenant shall be deemed conclusively to have accepted the Work is fully completed (or such portions thereof as to which Tenant has not so objected).

         D. Landlord reserves the right to substitute comparable or better materials and items for those shown in the Plans, as long as they do not materially and adversely affect the appearance of the Premises.

         VII. WORK PERFORMED BY TENANT. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents and contractors to enter the Premises prior to completion of the Work in order to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to completion of the Work, then such permission is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees working in harmony and not interfering with Landlord and Landlord's contractors in doing the Work or with other tenants and occupants of the Building, at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours oral or written notice to Tenant. Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease including, without limitation, all insurance requirements), except as the covenant to pay Rent thereunder, and further agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any items of work instructed by Tenant or to other property of Tenant that may be placed in the Premises prior to completion of the Work, the same being at Tenant's sole risk.

         VIII. SIGNAGE. Landlord shall cause signage of building standard material and design to be placed on or adjacent to the door of the Premises and Tenant shall pay the cost thereof to Landlord upon demand. The amount due from Tenant therefor shall be deemed "Rent" under the Lease. Tenant shall promptly advise Landlord in writing of the name or names Tenant wishes for said signage. The content of all signage shall be subject to Landlord's prior approval.

         IX. LIABILITY. The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be signed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Plans will be free from errors or omissions, nor that the Work will be free from defects, and Landlord shall have no liability therefor, provided that such architects, engineers and contractors are licensed and reputable (except as provided in Section IV). In the event of such errors, omissions, or defects, Landlord shall cooperate in any action Tenant desires to bring against such parties.

         X. DELETED

         XI. INCORPORATION INTO LEASE; DEFAULT. THE PARTIES AGREE THAT THE PROVISIONS OF THIS WORK AGREEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Work Agreement, the latter shall govern and control. Any default by a party hereunder shall constitute a default by that party under the Lease and said party shall be subject to the remedies and other provisions applicable thereto under the Lease.

         XII. UPGRADES OR SPECIAL WORK; TENANT'S COST.

         The parties acknowledge that Tenant has selected certain items included in the Work which are high quality or specialized for Tenant's use. Accordingly:

         (a) DELETED

         (b) Tenant shall pay balance towards the cost of the Work.

         Any amounts that Tenant is required to pay under this Section or any other provision of this Agreement shall be referred to as "Tenant's Cost" herein. Tenant's Cost shall be deemed additional "Rent" under the Lease. Landlord may at any time reasonably estimate Tenant's Cost in advance, in which case, Tenant shall deposit such estimated amount with Landlord within 10 days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant's Cost, Tenant shall receive a refund of the difference, and if the actual amount shall exceed the estimated amount, Tenant shall pay the difference to Landlord within 10 days after requested by Landlord.

                                     TENANT:

                                     CORECHANGE LLC

                                     By: /s/ Ulf Arnetz
                                        ---------------------------------------


                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA

                                          260 FRANKLIN STREET ASSOCIATES
                                          TRUST, a Massachusetts Business Trust

                                          By: /s/ [illegible]
                                          -------------------------------------
                                              Trustee

                                      RULES

(i) Garage hours shall be 6 A.M. to 8 P.M. or such other hours as Landlord shall determine from time to time.

(ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

(iii)    All directional signs and arrows must be observed.

(iv)     The speed limit shall be 5 miles per hour.

(v) Spaces reserved for handicapped parking must be used only by vehicles properly designated.

(vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

         (a) areas not striped for parking

         (b) aisles

         (c) where "no parking" signs are posted

         (d) ramps

         (e) loading zones

(vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Landlord shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

(viii) Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Garage is not used by Tenant or its designees.

(ix) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules.

(x)      Every parker is required to park and lock his own car.

(xi) Loss or theft of parking identification, key cards or other such devices must be reported to Landlord or any garage manager immediately. Any parking devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to the office of the garage immediately.

(xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

(xiii) By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns parking space of these Rules.

                                    LANDLORD:

                                    260 FRANKLIN STREET BUILDING
                                    Boston, MA


                                          260 FRANKLIN STREET ASSOCIATES
                                          TRUST, a Massachusetts Business Trust

                                          By: /s/ [illegible]
                                             ----------------------------------
                                             Trustee

                                    TENANT:

                                    CORECHANGE LLC

                                    By:/s/ Ulf Arnetz
                                       ----------------------------------------

                                LEASE AMENDMENT I

                           TENANT EXPANSION AGREEMENT

         THIS AGREEMENT made and entered into as of this 25 day of April 1998, by and between 260 Franklin, Inc. ("Landlord"), and Corechange LLC ("Tenant").

         A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated the 27 day of December, 1996 for premises (the "Premises") described as Suite 1890, initially containing approximately 4,918 square feet, in the property known as 260 Franklin Street (the "Property") the address of which is 260 Franklin Street, Boston, MA 02110, which lease has heretofore been amended or assigned by instrument dated Notice of Lease 12/27/96. Estoppel Certificate 12/15/97

         B. Tenant has requested that additional space in the Property consisting of approximately 4,918 square feet of rentable space shown on Exhibit A, attached hereto and incorporated herein (the "Expansion Space") be added to the Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

         1. EXPANSION. Commencing on the 15 day of April, 1998 (the "Commencement Date"), the Expansion Space shall be added to and become a part of the Premises, subject to all of the terms and conditions of the Lease currently in effect, except as expressly modified herein. Expiration for the Expansion Space 6/30/99. The Commencement Date shall be subject to adjustment as described in Paragraph 4, below.

         2. RENTALS AND OTHER CHARGES. On the Commencement Date, the minimum or base monthly rent under the Lease for the Expansion Space shall be $13,114.67.

         In addition, on the Commencement Date, all increases in rentals, additional rent or other charges based or computed on the square footage of the Premises under the Lease, including without limitation, real estate taxes, insurance costs, common area maintenance expenses, operating expenses, shall be adjusted proportionately to reflect the Expansion Space square footage.

         The minimum or base rentals and all other charges respecting the Expansion Space are sometimes herein called the "Expansion Space Rent".

         3. Intentionally Omitted.

         4. POSSESSION. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except as expressly provided in any separate agreement that may be signed by the parties in connection herewith. Any construction, alterations or improvements made to the Expansion Space by Tenant shall be subject to Landlord's prior written approval including without limitation, approval of the plans, specifications, contractors and subcontractors therefor, and all applicable terms and conditions of the Lease relating to construction, alterations or improvements of the Premises, and such other reasonable requirements or conditions as Landlord may impose. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Expansion Space Rent. If Tenant shall be permitted to enter the Expansion Space prior to the Commencement Date for the purpose of occupying the same, Expansion Space Rent shall commence on such date; if Tenant shall commence occupying only a portion of the Expansion Space prior to the Commencement Date, such rent and charges shall be prorated based on the number of rentable square fee occupied by Tenant.

         The Commencement Date shall be delayed and Expansion Space Rent shall be abated to the extent that Landlord fails: (i) to substantially complete any improvements to the Expansion Space required to be performed by Landlord under any separate agreement signed by both parties in connection herewith, or (ii) to deliver possession of the Expansion Space for any other reason, including but not limited to holding over by prior occupants, except to the extent that Tenant, its contractors, agents or employees in any way contribute to either such failures. If Landlord so fails for a ninety (90) day initial grace period, or such additional time as may be necessary due to strikes, acts of God, shortages of labor or materials, governmental requirements, acts or omissions of Tenant, its contractors, agents or employees, or other causes beyond Landlord's reasonable control, Tenant shall have the right to terminate this Tenant Expansion Agreement by written notice to Landlord any time hereafter up until Landlord substantially completes any such improvements and delivers the Expansion Space to Tenant. Any such delay in the Commencement Date shall not subject Landlord to any liability for any loss or damage resulting therefrom, and Tenant's sole remedy with respect thereto shall be the abatement of Expansion Space Rent and right to terminate this Agreement described above. Upon any such termination, Landlord and Tenant shall be entirely relieved of their obligations hereunder, and any Additional Security Deposit and Expansion Space Rent payments shall be returned to Tenant. If the Commencement Date is delayed, the Expiration Date under the Lease shall not be similarly extended, unless the parties expressly agree in writing.

         5. WHOLE AGREEMENT. This Agreement sets forth the entire Agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Agreement, the latter provisions shall govern and control. Under no circumstances shall this Agreement be deemed to grant any right to Tenant to further expand the Premises.

         6. GUARANTORS. This Agreement shall be of no force or effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

         7. NOT AN OFFER. Submission of this Agreement by Landlord is not an offer to enter this Agreement, but a solicitation for such an offer by Tenant. Landlord shall not be bound by this Agreement until Landlord has executed and delivered the same to Tenant.

         IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

WITNESSES; ATTESTATION                                LANDLORD:  260 Franklin, Inc.

(Two for each signatory mandatory if Property is in Florida or Ohio):

                                                      By:/s/ THOMAS M. BURDI
--------------------------                            --------------------------

                                                      Its: V.P.
--------------------------                            --------------------------

                                                      TENANT:  Corechange LLC
--------------------------                            --------------------------


                                                      By: /s/ Neil Gelfand
--------------------------                            --------------------------

                                                      Its: CFO/SR V.P.
--------------------------                            --------------------------


--------------------------


--------------------------

                           SECOND AMENDMENT OF LEASE

                            SPACE REDUCTION AGREEMENT

         THIS AGREEMENT made and entered into as of this _____ day of August, 1998, by and between 260 Franklin, Inc. ("Landlord") and Corechange, Inc. ("Tenant").

         A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated the 27th day of December, 1996, for premises described as Space, Store, Suite, or Unit No. 1890 initially containing approximately 5,879 s.f., increased by 4,918 s.f. by Lease Amendment I square feet (the "Premises"), in the 260 Franklin Street (the "Building"), the address of which is 260 Franklin Street, Boston, MA 02110, which lease has heretofore been amended or assigned by instruments dated April 15, 1998 (collectively, the "Lease").

         B. Tenant desires to surrender a portion of the Premises to Landlord consisting of approximately 710 square feet of space added by Lease Amendment I and shown on Exhibit A, attached hereto and incorporated herein (the "Reduction Space"), thereby leaving the balance of the Premises consisting of approximately 10,087 square feet as shown on Exhibit B attached hereto and incorporated herein (the "Remaining Premises"), and Landlord is willing to accept such surrender on the terms and provisions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

         1. SPACE REDUCTION. On the Effective Date (as hereinafter defined), the Reduction Space shall be subtracted from the Premises, and shall be deemed surrendered by Tenant to Landlord, and the Lease shall be deemed terminated with respect thereto: provided, if Tenant shall violate any provision hereof, or if Tenant's representations herein shall be false or materially misleading, Landlord shall have the right to declare this Agreement null and void, and to reinstate the Lease with respect to the Reduction Space, in addition to, and not in lieu of, any other rights or remedies available to Landlord. Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space through the Effective Date, including those provisions relating to the condition of the Reduction Space, and removal of Tenant's personal property therefrom, upon termination or expiration of the Lease. If Tenant shall holdover in the Reduction Space beyond the Effective Date, Tenant shall be liable for rentals and other charges respecting the Reduction Space equal to twice the amount in effect under the Lease, prorated on a per diem basis, and on a per square foot basis for the Reduction Space. Such holdover amount shall not be in limitation of Tenant's liability for consequential or other damages arising from Tenant's holding over nor as permission for Tenant to hold over in the Reduction Premises. If Landlord shall install a wall demising off the Reduction Space from the Remaining Premises, Tenant shall promptly reimburse Landlord's costs in connection therewith, as additional rent under the Lease.

         2. EFFECTIVE DATE. The "Effective Date" herein shall be August 13,
1998.

         3. PAYMENTS. Tenant shall continue to pay all rentals and other charges under the Lease through the Effective Date. Thereafter, Tenant shall pay minimum or base monthly rent in the amount of $11,221.33 for the Remaining Premises added by Lease Amendment I.

         In addition, all rentals and any other charges based or computed on the square footage of the Premises, including without limitation, real estate taxes, insurance costs and operating expenses, shall be reduced proportionately to reflect the decrease in square footage to 4,208 square feet of the space added by Lease Amendment I.

         If any charges respecting the Reduction Space have not been determined by the Effective Date, Tenant shall pay Landlord's reasonable estimate of such charges, subject to adjustment after the actual charges have been determined. If the Lease requires payment of so-called "percentage rent", then the so-called sales base, minimum annual volume, or percentage breakpoint amount shall be reduced in proportion to the reduction in base or minimum rent hereunder.

         4. REPRESENTATIONS. Each party represents to the other that it has full power and authority to execute this agreement. Tenant represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction Space, and further represents that there is not and will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space, and agrees to indemnify and hold harmless Landlord and its partners, agents and affiliates from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation attorney's fees. Tenant acknowledges that Landlord will be relying on this Agreement in entering leases for the Reduction Space with other parties.

         5. NO OFFER. This Agreement shall not be binding until executed and delivered by both parties. This Agreement shall not be relied upon by any other party, individual, corporation, partnership or other entity as a basis for reducing its lease obligations with Landlord.

         6. WHOLE AGREEMENT. No representations, promises or inducements have been made by the parties other than as appear in this Agreement. Thus Agreement may not be amended except in writing signed by both parties. As amended herein, the Lease shall remain in full force and effect.

         7. NO DISCLOSURE. Tenant agrees that it shall not disclose any matters set forth in this Agreement or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

         8. MISCELLANEOUS. Warranties, representations, agreements, and obligations contained in this Agreement shall survive the execution and delivery of this Agreement and shall survive any and all performances in accordance with this Agreement. This Agreement may be executed in any number of counterparts which together shall constitute this Agreement. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorney's fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the state in which the Property is located.

         9. GUARANTORS. This Agreement shall be of no force or effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

         10. CONSENT. This agreement is subject to, and conditioned upon, any required consent or approval being granted without any fee or charge that is unacceptable to Landlord, by Landlord's mortgagees and ground lessors.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESS; ATTESTATION                                         LANDLORD:  260 Franklin, Inc.
                                                                        a Florida corporation
(Two for each signatory required if Property
is in Florida or Ohio):

                                                             By:/s/ Thomas M. Burdi
--------------------------                                      --------------------------

                                                             Its: Vice President
--------------------------                                      --------------------------

                                                             TENANT:  Corechange, Inc.
--------------------------                                      --------------------------
                                                             By: /s/ Neil Gelfand
--------------------------                                      --------------------------

GUARANTORS (and Spouses):                                    Its: CFO/SR V.P.
--------------------------                                      --------------------------

                                                             By:
--------------------------                                      --------------------------

                                                             Its:
--------------------------                                      --------------------------

                                    EXHIBIT A

                                 REDUCTION SPACE

                                    EXHIBIT B

                                 REMAINING SPACE

                                                                  JMB 138 (2/89)
                                                            Sublease and Consent

                              SUBLEASE AND CONSENT

         THIS SUBLEASE AND CONSENT ("Sublease") is made as of April 15, 1998, by and between Corechange, Inc. ("Tenant"), having an address at 260 Franklin Street, Suites 1890 and 1920, Boston, Massachusetts and C.A. Atlantic Securities, Inc. ("Sublessee"), having an address at 260 Franklin Street, Suite 1920, Boston, Massachusetts and 260 Franklin, Inc., c/o COMPASS Management & Leasing, Inc. ("Landlord"), having an address at 260 Franklin Street, Boston, Massachusetts.

         A. Landlord or its predecessor in interest, and Tenant or its predecessor in interest, have heretofore entered into that certain lease dated April 15, 1998, for premises (the "Premises") described as Suite(s), or Room(s) 1920 initially containing approximately 4,918 square feet in the property (the "Building") known as 260 Franklin Street, located at Boston, Massachusetts which lease has heretofore been amended or assigned by instruments dated ___________ (collectively, the "Master Lease").

         B. Sublessee desires to obtain space in the Building, Tenant desires to sublease space to Sublessee, and Landlord is willing to approve the same, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows: See Additional Terms and Conditions attached hereto.

         1. Tenant shall sublease to Sublessee and Sublessee shall sublease from Tenant approximately 776 rentable square feet of the Premises, as more fully described in Exhibit "A" attached hereto ( the "Sublease Premises").

         2. The term of this Sublease shall commence on April 15, 1998, (the "Commencement Date") and terminate on May 31, 1998, (the "Expiration Date"), unless sooner terminated, subject to Section 9, below.

         3. Sublessee shall pay Tenant as basic rent use of furniture and other good and valuable consideration, receipt of which is hereby acknowledged commencing on the first day of each month, on April 15, 1998, and continuing each month thereafter during the term of this Sublease.

         4. DELETED

         5. Sublessee shall perform and observe the terms and conditions to be performed on the part of Tenant under the provisions of the Master Lease, except for the payment of rent, and shall indemnify Tenant and Landlord against all claims, damages, costs and expenses arising out of Sublessee's failure to perform or observe any such terms or conditions, subject however to all the express terms and conditions of this Sublease. If Subleassee shall default hereunder and not cure within the time permitted for cure of such default under the Master Lease, Tenant shall have all remedies against Sublessee provided for Landlord under the Master Lease, and if such default shall constitute a default under the Master Lease, Landlord shall have all remedies available to Landlord thereunder.

         6. This Sublease shall be of no force or effect unless and until executed and delivered by all parties hereto. No provision of this Sublease may be amended except in writing signed by all parties hereto or their successors. By execution hereof, Tenant ratifies the Master Lease and Sublessee acknowledges that it has received a complete and correct copy of the Master Lease and is familiar with the terms thereof.

         7. Neither the Master Lease, nor this Sublease shall be deemed to grant Sublessee any rights whatsoever against Landlord. Sublessee hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises (as defined in the Sublease) shall be solely against Tenant.

         8. This Sublease shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Master Lease, nor shall this Sublease change, modify or amend the Master Lease in any manner. In particular, without prejudice to the generality of the foregoing, this Sublease shall not absolve Tenant from the requirement set forth in the Master Lease that Tenant obtain Landlord's prior written approval for any further subleases.

         9. (a) In the event of Master Lease Termination (as hereinafter defined) prior to the termination of this Sublease, at Landlord's option, Sublessee agrees to attorn to Landlord and to recognize Landlord as Sublessee's landlord under this Sublease, upon the terms and conditions and at the rental rate specified in this Sublease, and for the then remaining term of this Sublease, except that Landlord shall not be bound by any provision of this Sublease which in any way increases Landlord's duties, obligations or liabilities to Sublessee beyond those owed to Tenant under the Master Lease. Sublessee agrees to execute and deliver at any time and from time to time, upon the request of Landlord, any instruments which may be necessary or appropriate to evidence such attornment. Landlord shall not (i) be liable to Sublessee for any act, omission or breach of this Sublease by Tenant, (ii) be subject to any offsets or defenses which Sublessee might have against Tenant, (iii) be bound by any rent or additional rent which Sublessee might have paid in advance to Tenant, or (iv) be bound to honor any rights of Sublessee in any security deposit made with Tenant except to the extent Tenant has turned over such security deposit to Landlord. Tenant hereby agrees that in the event of Master Lease Termination, Tenant shall immediately pay or transfer to Landlord any security deposits, rent or other sums then held by Tenant.

         (b) "Master Lease Termination" means any event, which by voluntary or involuntary act or by operation of law, might cause or permit the Master Lease to be terminated, expire, be cancelled, be foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Tenant under the Master Lease of any of the terms or provisions thereof; (2) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Master Lease is subject; or (3) the termination of Tenant's leasehold estate by dispossession proceeding or otherwise.

         (c) In the event of attornment hereunder, Landlord's liability shall be limited to matters arising during Landlord's ownership of the Building, and in the event that Landlord (or any successor owner) shall convey or dispose of the Building to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations under this Sublease to be performed by Landlord which first arise after the date of conveyance, including the return of any security deposit, and Tenant shall attorn to such other party, and Landlord (or such successor owner) shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Sublessee for any default by Landlord under this Sublease after such attornment, or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Sublease Premises, shall be limited to the interest of the Landlord in the Building (and proceeds thereof). Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership), or individual trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Sublease.

         10. In addition to Landlord's rights under Section 9 hereof, in the event Tenant is in default under any of the terms and provisions of the Master Lease, Landlord may elect to receive directly from Sublessee all sums due or payable to Tenant by Sublessee pursuant to this Sublease, and upon receipt of Landlord's notice, Sublessee shall thereafter pay Landlord any sums becoming due or payable under this Sublease, and Tenant shall receive from Landlord a corresponding credit for such sums against any and all payments then due or thereafter becoming due from Tenant. Neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under this Sublease, nor shall such event impose upon Landlord the duty or obligation to honor this Sublease, nor subsequently to accept Sublessee's attornment pursuant to Section 9 (a) hereof.

         11. Sublessee hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Master Lease and agrees not to do or omit to do anything which would cause Tenant to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of this Sublease entitling Landlord to recover any damage, loss, cost, or expense which it thereby suffers, from Sublessee, whether or not Landlord proceeds against Tenant. If the Master Lease requires the payment of percentage rent, based on a percentage of gross sales or other sales in or from the Premises, Sublessee shall comply with all provisions of the Master Lease respecting the same, including without limitation, all requirements concerning the keeping of books, records, and other items, and reporting of gross sales to Landlord. In such case, Sublessee's sales shall be included in Tenant's gross sales for purposes of computing Tenant's percentage rent obligations under the Master Lease.

         12. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay to the successful party all costs, expenses and reasonable attorneys' fees incurred therein by the successful party, which shall be included as a part of a judgment rendered therein.

         13. This Sublease shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject at all times, to all agreements and restrictions contained in the Master Lease, and herein, with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, inconsistent herewith. This Sublease may be amended only in writing, signed by all parties hereto.

         14. Notices required or desired to be given hereunder shall be effective either upon personal delivery or three (3) days after deposit in the United States mail, by certified mail, return receipt requested, addressed to the parties at the addresses set forth above. Any party may change its address for notice by giving notice in the manner hereinabove provided.

         15. DELETED

         16. Notwithstanding anything to the contrary set forth herein or elsewhere, if the Master Lease was guaranteed at the time of execution or at any time prior hereto by any guarantor, then Landlord may at any time hereafter declare all of its agreements in this Sublease to be null and void and of no force and effect unless and until Landlord receives a counterpart of this Sublease indicating the approval thereof by any and all such guarantor(s) and their spouses.

         17. Tenant and Sublessee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with this Sublease or (ii) relating to or arising out of this Sublease or any related agreement or dealings.

         18. Tenant agrees to hold any and all payments due under this Sublease as a trust fund to be applied first to the satisfaction of all of Tenant's obligations under the Master Lease and hereunder, before using any part thereof for any other purpose.

         19. Sublessee has inspected the Sublease Premises and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Tenant to perform any alterations, repairs or improvements except as expressly provided in any separate agreement that may be signed by the parties in connection herewith. Any construction, alterations or improvements made to the Sublease Premises by Sublessee shall be subject to Tenant's and Landlord's prior written approval including without limitation, approval of the plans, specifications, contractors and subcontractors therefor, and all applicable terms and conditions of the Lease relating to construction, alterations or improvements of the Premises, and such other reasonable requirements or conditions as Tenant or Landlord may impose. During any period that Sublessee shall be permitted to enter the Sublease Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Sublessee shall comply with all terms and provisions of this Sublease, except those provisions requiring payment of rentals. If Sublessee shall be permitted to enter the Sublease Premises prior to the Commencement Date for the purpose of occupying the same, rentals shall commence on such date; if Sublessee shall commence occupying only a portion of the Sublease Premises prior to the Commencement Date, rentals shall be prorated based on the number of rentable square feet occupied by Sublessee.

         The Commencement Date shall be delayed and rentals from Sublessee to Tenant hereunder shall be abated to the extent that Tenant fails: (i) to substantially complete any improvements to the Sublease Premises required to be performed by Tenant under any separate agreement signed by both parties and approved by landlord in connection herewith, or (ii) to deliver possession of the Sublease Premises for any other reason, including but not limited to holding over by prior occupants, except to the extent that Subleasee, its contractors, agents or employees in any way contribute to either such failures. If Tenant so fails for a ninety (90) day initial grace period, or such additional time as may be necessary due to strikes, acts of God;

shortages of labor or materials, governmental requirements, acts or omissions of Sublessee, its contractors, agents or employees, or other causes beyond Tenant's reasonable control, Sublessee shall have the right to terminate this Sublease by written notice to Tenant any time thereafter up until Tenant substantially completes any such improvements and delivers the Sublease Premises to Sublessee. Any such delay in the Commencement Date shall not subject Tenant (or Landlord) to any liability for any loss or damage resulting therefrom, and Sublessee's sole remedy with respect thereto shall be the abatement of rentals and right to terminate this Sublease described above. Upon any such termination, Tenant and Sublessee shall be entirely relieved of their obligations hereunder, and any Security Deposit and rentals shall be returned to Sublessee. If the Commencement Date is delayed, the Expiration Date shall not be similarly extended, unless the parties expressly agree in writing.

         IN WITNESS WHEREOF, the following parties have executed this Sublease as of the date first written above:

WITNESS; ATTESTATION
(Two for each signatory required if Property is
in Florida or Ohio):                                        TENANT:  CORECHANGE, INC.
                                                             By: /s/ Neil J. Gelfand
--------------------------                                      --------------------------

                                                             Name Typed: Neil J. Gelfand
--------------------------                                              ------------------

                                                             Title: Chief Financial Officer
--------------------------                                         -------------------------

                                                             SUBLESSEE:  C.A. ATLANTIC
                                                             SECURITIES, INC.

                                                             By: /s/ William A. Lovely, Jr.
--------------------------                                      ---------------------------

                                                             Name Typed: William A. Lovely, Jr.
--------------------------                                               ----------------------

                                                             Title: President
--------------------------                                          --------------------------

                                                             LANDLORD:  260 Franklin, Inc.

                                                             By: /s/ Thomas M. Burdi
--------------------------                                      --------------------------

                                                             Name Typed: Thomas M. Burdi
--------------------------                                              --------------------------

                                                             Title: V.P.
--------------------------                                         --------------------------

GUARANTOR(S) (and spouses)

--------------------------

--------------------------

THIS FORM HAS BEEN PROVIDED BY LANDLORD ONLY AS AN EXAMPLE OF A SUBLEASE. THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES, AND EACH PARTY SHOULD CONSULT ITS ATTORNEY BEFORE SIGNING. LANDLORD DOES NOT PRACTICE LAW, AND IS PROVING NO ASSURANCES AS TO THE ADEQUACY OR ENFORCEABILITY OF THIS FORM, OR WHETHER IT IS FREE OF ERRORS OR OMISSIONS.

                         C.A. ATLANTIC SECURITIES, INC.

                              SUBLEASE AND CONSENT

                         ADDITIONAL TERMS AND CONDITIONS

1. This Sublease is subject to final approval by the Landlord, 260 Franklin, Inc. and/or its agent, COMPASS Management & Leasing, Inc.

2. The space to be occupied by C.A. Atlantic Securities, Inc. ("Atlantic") is described in ATTACHMENT 1 to this Sublease.

3. Atlantic shall vacate the subleased spaced in ATTACHMENT 1 no later than May 31, 1998. Atlantic may leave prior to this date upon thirty (30) days written notice to Tenant. Atlantic expressly acknowledges that such agreement is a material consideration to Tenant's entering into this Sublease.

4. Furniture and fixtures listed in ATTACHMENT 2 is the property of Atlantic. While Tenant shall have use of said property, Tenant expressly acknowledges that it has no ownership interest or rights thereto under any circumstances.

Furniture and fixtures listed in ATTACHMENT 2 shall remain on the premises until the termination of this Sublease and Atlantic's departure from the premises, which shall occur no later than May 31, 1998. Tenant shall surrender use of the such property at the termination of this Sublease and Atlantic's complete departure from the premises. Atlantic shall be responsible for removal of all such property at the time of surrender.

5. Both Tenant and Atlantic expressly acknowledge and agree to cooperate with one another in the occupancy by the Tenant of office space defined in ATTACHMENT 1 and Atlantic's removal of its property from the premises on or before May 31, 1998.

Access to the premises will be limited to the hours of 8:00 a.m. to 6:00 p.m. on weekdays, except holidays. Access is not allowed on weekends. The front door must be locked at all times. Atlantic agrees that it will not have any keys to the premises, except to their own offices as defined in ATTACHMENT 1. Tenant's personnel agree to admit Atlantic's personnel to the premises during business hours.

     AGREED:

     BY: /s/ Neil J. Gelfand                                        4/7/98
         ------------------------------------------                 ---------
         CORECHANGE, INC. (Tenant)                                  Date

     BY: /s/ William A. Lovely, Jr.                                 4/7/98
         ------------------------------------------                 ----------
         C.A. ATLANTIC SECURITIES, INC. (Sublessee)                 Date

                                                                Updated 03/31/98

                                  Attachment 2

Inventory of furniture and fixtures to be used by tenant as stated in addendum.

--------------------------------------------------- -------------------------
     DESCRIPTION                                         QUANTITY
--------------------------------------------------- -------------------------
     Wood Credenza                                       3
--------------------------------------------------- -------------------------
     Grey credenza                                       1
--------------------------------------------------- -------------------------
     Grey Desks                                          8
--------------------------------------------------- -------------------------
     Dark Wooden desks                                   10
--------------------------------------------------- -------------------------
     Pine desks                                          1
--------------------------------------------------- -------------------------
     Dark Wood and Black Unit                            1
--------------------------------------------------- -------------------------
     Reception desk                                      1
--------------------------------------------------- -------------------------
     Pine corner table                                   1
--------------------------------------------------- -------------------------
     Book case with glass cabinet pine                   1
--------------------------------------------------- -------------------------
     Square end table mahogany                           1
--------------------------------------------------- -------------------------
     Rectangle mahogany end table (B.L. room)            1
--------------------------------------------------- -------------------------
     Book shelf mahogany (B.L. room)                     1
--------------------------------------------------- -------------------------
     Long mahogany credenza (B.L. room)                  1
--------------------------------------------------- -------------------------
     Conference table                                    1
--------------------------------------------------- -------------------------
     Mahogany chairs with white cover                    3
--------------------------------------------------- -------------------------
     Side cabinet with brass handles                     1
--------------------------------------------------- -------------------------
     Matching Mahogany dresser                           1
--------------------------------------------------- -------------------------
     Grey all in one unit                                1
--------------------------------------------------- -------------------------
     Book cases                                          9 1/2
--------------------------------------------------- -------------------------
     Black leather side chair                            8
--------------------------------------------------- -------------------------
     Black fabric swivel chair                           2
--------------------------------------------------- -------------------------
     Light gray swivel chair                             1
--------------------------------------------------- -------------------------
     Blue swivel chair                                   1
--------------------------------------------------- -------------------------
     Rose fabric swivel chair                            3
--------------------------------------------------- -------------------------
     High black leather swivel chair                     7
--------------------------------------------------- -------------------------
     Rose fabric straight chair                          4
--------------------------------------------------- -------------------------
     Low black leather swivel chair                      8
--------------------------------------------------- -------------------------
     Black leather chair not matching                    1
--------------------------------------------------- -------------------------
     Green leather sofa                                  1
--------------------------------------------------- -------------------------
     Green leather love seat                             1
--------------------------------------------------- -------------------------
     Red filing cabinets (detachable)                    12
--------------------------------------------------- -------------------------
     Black leather straight chairs                       2
--------------------------------------------------- -------------------------
     Wine color straight chair                           2
--------------------------------------------------- -------------------------
     Cork boards                                         2
--------------------------------------------------- -------------------------

--------------------------------------------------- -------------------------

--------------------------------------------------- -------------------------

                                 LEASE AMENDMENT

         THIS LEASE AMENDMENT made as of March 30th, 2000 between 260 FRANKLIN, INC. ("Landlord") and CORECHANGE LLC ("Tenant").

                                   BACKGROUND

         Landlord and Tenant are the successor Landlord (the original Landlord was 260 Franklin Street Associates Trust) and the Tenant, respectively, under a Lease dated December 27, 1996, as amended (the "Lease"), covering certain premises containing approximately 5,879 rentable square feet on the 18th floor (the "Original Premises") at 260 Franklin Street, Boston, Massachusetts. The parties desire to add space to the Premises under the Lease and to extend the term of the Lease, as hereinafter set forth. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

                                   WITNESSETH:

       NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

         1. Effective as of April 1, 2000, there is hereby added to the Premises under the Lease the space located on the 18th floor of the Building shown as the "Additional Premises" on the plan attached hereto as EXHIBIT A (the "Additional Premises"). The Additional Premises consists of approximately 1,953 rentable square feet.

         2. Except as expressly provided herein, all terms and provisions of the Lease shall be applicable to the Additional Premises, except:

                  (a) Tenant shall accept the Additional Premises in its "as is" condition and Landlord shall have no obligation to construct any improvements or perform any work therein for Tenant's occupancy. Notwithstanding the foregoing, Landlord shall ensure that all systems and controls in the Additional Premises are in good working order as of commencement of the term of the Lease for the Additional Premises and shall deliver the Additional Premises in broom clean condition. Landlord represents that the Additional Premises is subject to a currently effective certificate of occupancy.

                  (b) The term of the Lease for the Additional Premises shall expire on March 31, 2005. If Tenant does not exercise its option to extend the term of the Lease for the Original Premises effective April 1, 2002, the Premises will then consist solely of the Additional Premises.

                  (c) Effective as of April 1, 2000, the Premises shall consist of 7,832 rentable square feet, and, while the Premises consists of both the Original Premises and the Additional Premises, Tenant's Pro Rata Share shall be 2.24%, and, if the Premises shall consist solely of the Additional Premises, Tenant's Pro Rata share shall be .56%.

                  (d) The Base Rent for the Additional Premises shall be $8,788.50 per month, commencing on April 1, 2000. There shall be no free rent for the Additional Premises.

                  (e) The Base Tax Year for the Additional Premises shall be the tax fiscal year ending June 30, 2000.

                  (f) The Base Expense Year for the Additional Premises shall be calendar year 2000.

                  (g) Landlord will reimburse Tenant up to an aggregate of $13,671 for the cost of design and construction of improvements in the Additional Premises performed prior to December 31, 2000. Landlord shall make such reimbursement upon delivery to it of receipted bills and lien waivers. Construction of improvements by Tenant shall comply with all terms and provisions of the Lease.

         3. If Tenant shall have exercised its option to extend the term of the Lease for the Original Premises for the five year period beginning March 1, 2002, Tenant shall have the option to extend the term of the Lease for the Additional Premises for one period of one (1) year and eleven (11) months, provided (i) no default beyond applicable cure periods in the obligations of Tenant under the Lease shall exist at the time such option is exercised and (ii) Tenant shall give notice to Landlord of its exercise of such option prior to March 31, 2004. All of the terms and provisions of the Lease shall be applicable during such extended term except that (a) Tenant shall have no further option to extend the term of the Lease for the Additional Premises and (b) Base Rent for such extended term shall be the greater of (i) the Prevailing Rental Rate, determined as provided in Rider 4 to the Lease, as of the first day of each such extended term, or (ii) the Base Rent in effect immediately prior to such extended term.

         3. Each of Landlord and Tenant represents and warrants to the other that it has dealt with no broker or agent in connection with this Lease Amendment other than Insignia/ESG and Jones Lang LaSalle.

         4. Except as expressly amended hereby, the Lease shall continue in full force and effect as heretofore.

         WITNESS the execution hereof as an instrument under seal as of the date first above written.

                                   LANDLORD:
                                   260 FRANKLIN, INC.


                                   By: /s/ Thomas M. Burd
                                      ------------------------------------------
                                       Its:  V.P.

                                   TENANT:

                                   CORECHANGE LLC

                                   By: /s/  Angiras Koorapaty
                                      ------------------------------------------
                                       Its:  V.P. Finance and Administration

                                               for Ulf Arnetz, President and CEO